UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03651

Touchstone Strategic Trust – December Funds
(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
(Address of principal executive offices) (Zip code)

Jill T. McGruder

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

December 31, 2013

Annual Report

Touchstone Strategic Trust

Touchstone Dynamic Equity Fund

Touchstone Balanced Allocation Fund

Touchstone Conservative Allocation Fund

Touchstone Growth Allocation Fund

Touchstone Moderate Growth Allocation Fund

Table of Contents

Page
Letter from the President	3
Management's Discussion of Fund Performance (Unaudited)	4 - 18
Tabular Presentation of Portfolios of Investments	19 - 20
Portfolios of Investments:
Touchstone Dynamic Equity Fund	21
Touchstone Balanced Allocation Fund	24
Touchstone Conservative Allocation Fund	25
Touchstone Growth Allocation Fund	26
Touchstone Moderate Growth Allocation Fund	27
Statements of Assets and Liabilities	28 - 31
Statements of Operations	32 - 33
Statements of Changes in Net Assets	34 - 37
Statements of Changes in Net Assets - Capital Stock Activity	38 - 42
Statement of Cash Flows	43
Financial Highlights	44 - 63
Notes to Financial Statements	64 - 87
Report of Independent Registered Public Accounting Firm	88
Other Items (Unaudited)	89 - 97
Management of the Trust (Unaudited)	98 - 100
Privacy Protection Policy	103

This report identifies the Funds' investments on December 31, 2013. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

2

Letter from the President

Dear Shareholder:

We are pleased to provide you with the Touchstone Strategic Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the 12 months ended December 31, 2013.

During the year the U.S. economy was able to weather many problems and grow at a moderate rate despite uncertainty over federal government budget policies and U.S. Federal Reserve (Fed) monetary policies. The unemployment rate fell to the lowest it had been in five years and the monthly pace of job creation accelerated in the final months of 2013. Domestic home prices increased throughout the year, the number of homes for sale fell substantially and homes under construction increased. Domestic energy supplies increased, while energy consumption fell, which should translate to continued low energy costs and help boost U.S. manufacturing.

Equity investors saw solid gains as nearly all major U.S. stock market indices returned more than 30% in 2013; however, bond market performance was a vastly different story. Overall, U.S. equities outperformed developed international stocks and fixed income during the period. Within equities, U.S. growth stocks bested value stocks, while small-capitalization stocks outperformed mid- and large-capitalization stocks. International stocks markedly outperformed emerging market stocks.

U.S. Treasury securities and investment-grade corporate bonds posted small losses for the period. High yield bonds outperformed the rest of the bond market by a large margin due to their low degree of interest-rate sensitivity. Non-U.S. bonds underperformed the broad U.S. fixed income market, as foreign currencies slightly weakened relative to the U.S. dollar.

After four plus years of robust equity markets, we believe that diversification is essential to balancing risk and return. We recommend that you work with your financial professional to employ a sound asset allocation strategy that invests in a combination of stock, bond, alternative and money market mutual funds to help keep your financial strategy on course. It is critical to maintain a long-term approach to gain the full potential benefits of investing.

Touchstone is committed to helping investors achieve their financial goals by providing access to a distinctive selection of institutional asset managers who are known and respected for proficiency in their specific areas of expertise. We hope that you will find the enclosed commentaries helpful.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder

President

Touchstone Strategic Trust

3

Management's Discussion of Fund Performance (Unaudited)

Touchstone Dynamic Equity Fund

Sub-Advised by Analytic Investors, LLC

Investment Philosophy

The Fund seeks long-term capital appreciation from hedged equity investments with less risk than a fully invested, unhedged equity portfolio. A proprietary system that ranks stocks according to a mathematical model is utilized in an attempt to create a diversified and hedged portfolio, which invests in a combination of stocks and options including covered calls. A security’s intrinsic value is determined by evaluating variables such as relative valuation, price momentum, company fundamentals, liquidity and risk. Portfolio optimization is utilized to select securities that are expected to maximize return, minimize volatility and diversify assets.

Fund Performance

The Touchstone Dynamic Equity Fund (Class A Shares) underperformed its benchmark, the S&P 500 Index, for the 12-month period ended December 31, 2013. The Fund’s total return was 19.01 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 32.39 percent.

Market Environment

The S&P 500 Index finished the period on a strong note. In fact, it seemed like nothing could slow down the bull market in 2013 as a whole, as equities posted positive gains in each quarter of the year.

The U.S. Federal Reserve Board (Fed) was the center of investors’ attention during the course of the year. At the beginning of the period, stocks moved higher as the Fed remained accommodative in its monetary policy and the U.S. economy continued to recover at a slow but steady pace. Mid-period, the Fed initiated talks of fiscal tightening because of improvement in the U.S. economy and, as a result, its next move was under scrutiny throughout the remainder of that timeframe. Although the data that was released showed steady economic progress, there were still headwinds to growth. In particular, consumers remained under pressure, employment data improved but was still far from peak levels, and higher mortgage rates were expected to impact housing prices. At the Fed’s September 2013 meeting, the central bank chose to remain committed to its program of purchasing mortgage-backed securities (MBS). This caught market participants by surprise as the Fed had spent the last several months hinting that a taper of its monthly bond purchases was imminent. Near period-end, the U.S. government came close to breaching the debt ceiling again, and it also endured a 16-day partial government shutdown that started and ended during the month of October. By the end of the period, the Fed announced that it intended to reduce the size of its bond purchases by $10 billion a month, but interestingly the market’s reaction was quite subdued.

Portfolio Review

The Fund is a hedged equity fund, comprised of equities and options. During the 12-month period, the equity component of the Fund posted positive returns and outperformed the S&P 500 Index. The call options component posted negative total returns, yet outperformed the passive option component of the Chicago Board Options Exchange (CBOE) S&P BuyWrite Index (BXM Index). The strong performing equity market once again proved to be a challenging environment for selling call options, and as a result options negatively impacted the Fund’s performance; options sold primarily on the S&P 500 Index and S&P 100 Index negatively impacted returns during the fiscal year.

The equity portion of the Fund is structured to be sector-, style- and beta1-neutral relative to the S&P 500 Index, and the Fund attempts to deliver outperformance from stock selection. During the period, stock selection within the Consumer Staples, Financials, and Industrials sectors contributed to performance, while stock selection within the Information Technology and Energy sectors negatively impacted performance.

The Fund’s investment process uses a multi-characteristic approach when valuing securities. During the period, the Fund was properly positioned to characteristics that helped equities in the Fund’s portfolio to outperform the S&P 500. Specifically, investors rewarded stocks that exhibited strong sales relative to the company’s price per share and above-average predicted earnings to price, which were characteristics emphasized in the Fund’s investment process. In addition, investors looked for certain quality characteristics and, as a result, the Fund’s overweight position to asset utilization helped performance during the year. On the other hand, while the

4

Management's Discussion of Fund Performance (Unaudited) (Continued)

Fund’s positioning to certain valuation and quality metrics benefited performance during the year, deemphasizing volatility characteristics negatively impacted performance. For example, the Fund avoided stocks with above-average cash flow and sales volatility, which hurt results as these stocks outperformed during the year. In addition, the Fund underweighted stocks with above-average trading volume, which negatively impacted results.

Among the individual stocks that contributed to the Fund’s relative performance during the period included long positions in Brinker International Inc. (Consumer Services sector), Pitney Bowes Inc. (Information Technology sector), and The Goodyear Tire & Rubber Co. (Consumer Services sector), and a short position in Walter Energy Inc. (Energy sector). Shares of Brinker International, a casual dining restaurant company, moved higher after the company reported strong quarterly earnings. Pitney Bowes, a global provider of services and solutions for physical and digital communication channels, saw its shares rally after the company agreed to sell its management services unit to Apollo Global Asset Management LLC for $400 million in cash. Shares of Goodyear Tire & Rubber, the largest U.S. tire maker, increased significantly after the company doubled its net income from a year prior and announced second-quarter earnings that exceeded analyst expectations. Shares of Walter Energy, a producer and exporter of metallurgical coal for the steel industry, moved lower after investor Audley Capital Advisors LLP announced plans to name five new candidates for its board of directors, stating the firm lacked leadership and had not done enough to cut costs. This was viewed as disruptive by many investors and the shares moved lower. Later in the year, shares of Walter Energy dropped further after the firm cancelled a plan to refinance $1.55 billion of loans as yields moved higher.

Among the stocks that detracted from Fund performance were short positions in Endo Health Solutions Inc. and Salix Pharmaceuticals Inc. (both from the Health Care sector), and long positions in Newmont Mining Corp. (Materials sector) and International Business Machines Corp. (Information Technology sector). Endo Health Solutions, a specialty health care company focused on branded and generic pharmaceuticals, soared the most in 13 years after the company announced its plan to buy Canadian drug company Paladin Labs Inc. with the goal of expanding in that country and emerging markets. Salix Pharmaceuticals, a specialty pharmaceutical company that offers innovative gastroenterology treatments, rallied after it was announced unexpectedly that an FDA panel would review its drug RELISTOR. Analysts noted it should make the hurdle for FDA approval more manageable, which benefited the stock. Shares of Newmont Mining, a global gold producer, dropped the most since 2008 as metal prices moved lower. Shares of International Business Machines, a multinational technology and consulting company, dropped after company sales fell for the sixth straight quarter and its hardware business posted a loss.

Outlook

Our process is based on the fundamental belief that there is persistency in the types of characteristics investors prefer. If this holds going forward, we believe the Fund can benefit from being properly positioned toward stocks with characteristics favored by investors.

Looking ahead, we will continue to emphasize stocks with certain attractive valuation characteristics, such as stocks with above-average earnings-to-price ratios and sales-to-price ratios. We also intend to focus on companies with strong quality metrics, such as stocks with above-average asset utilization and return on assets. Furthermore, we anticipate continuing to underweight companies with above-average sales-per-share volatility and underweight companies where analysts report above-average volatility in earnings estimates.

[1]	Beta is a measure of the volatility of a fund relative to its benchmark.

5

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Dynamic
Equity Fund - Class A*, the S&P 500 Index and the Citigroup 3-Month T-Bill Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. Class Y shares commenced operations on July 1, 1978, Class A shares and Class C shares commenced operations on March 31, 2005 and Institutional Class shares commenced operations on December 9, 2005. The Class A and Class C shares performance information is calculated using the historical performance of Class Y shares for periods prior to March 31, 2005 and Institutional Class shares performance information is calculated using the historical performance of Class Y shares for periods prior to December 9, 2005. The returns have been restated for sales charges and for fees applicable to Class A, Class C, and Institutional Class shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

S&P 500 Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.

Citigroup 3-Month T-Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of three months.

6

Management's Discussion of Fund Performance (Unaudited)

Touchstone Balanced Allocation Fund

Sub-Advised by Ibbotson Associates, Inc.

Investment Philosophy

The Fund seeks to provide investors with capital appreciation and current income. The Fund is a fund of funds and therefore the value of an investment in the Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds. This fund of funds primarily invests in a diversified portfolio of underlying equity and fixed income funds. The underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed income securities and may hold cash, cash equivalents and money market funds. An optimal model allocation among underlying funds is sought, by using an analysis that looks at forecasted returns, standard deviations in historical returns, and the correlation of the performance of different market sectors. The underlying funds are selected and weighted based on historical returns-based style analysis, holdings-based style analysis, manager interviews, relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and historical volatility (the variability of returns from one period to the next). Under normal circumstances, the Fund expects to allocate its assets among equity and fixed income funds as follows: Equity Fund Allocation: 50-70%, Fixed Income Fund Allocation: 30-50%.

Fund Performance

The Touchstone Balanced Allocation Fund (Class A Shares) underperformed its benchmark, the 40% Barclays U.S. Aggregate Bond Index / 60% S&P Composite 1500 Index, for the 12-month period ended December 31, 2013. The Fund’s total return was 13.28 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 17.78 percent.

Market Environment

Overall, the 12-month period resulted in an exceptional year for stock investors. From the rapid rise in interest rates mid-period as the U.S. Federal Reserve Board (Fed) prepared to exit its quantitative easing programs, to the government shutdown in the near period-end, it seemed nothing could stop the bull market. In fact, the S&P 500 Index and the Dow Jones Industrial Average set performance records during the calendar year. The biggest story during the period was the Fed’s quantitative easing program. Mid-period, Fed Chairman Ben Bernanke began discussing the possibility of tapering the purchases of securities in the face of improving economic data, and the market was fixated for months on the timing of the central bank’s exit from its signature bond-buying program. The discussion led to a sharp and sudden increase in U.S. Treasury rates. By the time Fed officials announced at period-end that they were going to reduce the size of their bond purchases by $10 billion a month, the market reaction was quite muted as investors had already priced in the taper. Nevertheless, interest rates continued to rise as the period came to a close.

U.S. equity markets posted record-breaking positive returns during the period, while fixed income asset classes were mixed. Within the U.S. equity market, small-cap stocks outperformed both large-cap stocks and mid-cap stocks. Foreign developed equity markets continued their trend from 2012 and finished 2013 with positive returns, while emerging markets posted a negative return and was the worst performing equity asset class in the portfolio.

Within the bond market, results were mixed. In the U.S., high yield bonds outperformed the rest of the bond market by a large margin due to their low degree of interest-rate sensitivity. Non-U.S. bonds underperformed the broad U.S. fixed income market, as foreign currencies slightly weakened relative to the U.S. dollar.

Portfolio Review

Asset allocation positioning detracted from Fund performance during the year, as neither strategic nor dynamic exposures benefited the Fund. Strategically, non-U.S. equities, emerging markets equities, global real estate investment trusts (REITs) and non-U.S. small cap equities were the largest detractors from performance. High yield bonds and short-term bonds were the main contributors to annual performance.

During the period, the Fund held multiple dynamic asset allocation positions. Overall, the Fund’s defensive positioning had a slight negative impact on performance. The heightened short-term bond exposure and an

7

Management's Discussion of Fund Performance (Unaudited) (Continued)

underweight position in domestic stocks also detracted from performance. Touchstone Sands Capital Institutional Growth Fund, Touchstone Dynamic Equity Fund and Touchstone International Small Cap Fund were the largest contributors to relative performance, while Touchstone Premium Yield Equity Fund, Touchstone International Value Fund and Touchstone Emerging Markets Equity Fund were the main detractors from relative performance. Near mid-period, the Touchstone Focused Equity Fund merged into the Touchstone Focused Fund, and the Touchstone Short Duration Fixed Income Fund merged into the Touchstone Ultra Short Fixed Income Fund. Near period-end, Touchstone Arbitrage Fund replaced Touchstone Merger Arbitrage Fund in the portfolio.

Outlook

Most share markets pushed higher during period-end, although the magnitude of the move was considerably less than that of prior months. Despite this, key share market sentiment indicators increasingly point to optimism. Investor positioning also supports this view and expectations appear biased toward further strength in stock markets. This is, however, against a backdrop of challenged fundamentals. For example, margins for most regions and sectors remain stretched, and current forward estimates suggest that these margins will continue to climb going forward. In our opinion, this is in an environment where earnings growth remains benign and, as a consequence, the recent move upward in markets has come from significant multiple expansions as opposed to earnings growth.

Looking ahead, we believe the current exuberant investor activity may continue in the short term as fundamental valuation drivers are seemingly ignored and central banks are viewed as the buyer of last resort for most risky assets. This sentiment cannot continue indefinitely and as data point to improved conditions, we expect the U.S. central bank and its global peers may taper their support for the markets. Though it is highly uncertain when and if this might occur, if it does occur the fundamental quality of an asset may return to focus. This would highlight to investors how expensive many assets have become on an absolute and relative basis, particularly given the significant challenges the current global investment environment presents.

As a consequence of investors’ recent focus, most asset valuations remain at overvalued levels. Among these assets, U.S. stocks still appear to be overvalued and, as such, we retained the Fund’s underweight position despite many investors retaining large overweight positions relative to other regions. From our perspective, valuations for international stocks continue to be more reasonable but, relative to recent history, they do not appear as attractive following their recent strong run. Emerging market equities have become more attractive in a relative sense, and it is largely attributable to sustained outflows from this asset class. We believe these changes are likely due to the slowing growth across these countries and recent capital outflows as a whole.

On balance, the Fund’s strategic positioning remains defensive and more focused on preserving capital. As such, the Fund ended the quarter with greater international equity exposure and more short-term bonds than usual. Going forward, we will continue to monitor valuations and sentiment, and will adjust the Fund’s portfolio should the opportunity present itself.

8

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Balanced Allocation Fund - Class A*, the S&P Composite 1500 Index
and the Barclays U.S. Aggregate Bond Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. Class A shares, Class C shares and Institutional Class shares commenced operations on September 30, 2004 and Class Y shares commenced operations on December 9, 2005. Class Y shares performance information is calculated using the historical performance of Institutional Class shares for periods prior to December 9, 2005. The returns have been restated for sales charges and for fees applicable to Class Y shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

S&P Composite 1500 Index is an unmanaged, broad market index representing the large-cap, mid-cap, and small-cap segments of the U.S. equity market.

Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

9

Management's Discussion of Fund Performance (Unaudited)

Touchstone Conservative Allocation Fund

Sub-Advised by Ibbotson Associates, Inc.

Investment Philosophy

The Fund seeks to provide investors with current income and preservation of capital. The Fund is a fund of funds and therefore the value of an investment in the Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds. This fund of funds primarily invests in a diversified portfolio of underlying equity and fixed income funds. The underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed income securities and may hold cash, cash equivalents and money market funds. An optimal model allocation among underlying funds is sought, by using an analysis that looks at forecasted returns, standard deviations in historical returns, and the correlation of the performance of different market sectors. The underlying funds are selected and weighted based on historical returns-based style analysis, holdings-based style analysis, manager interviews, relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and historical volatility (the variability of returns from one period to the next). Under normal circumstances, the Fund expects to allocate its assets among equity and fixed income funds as follows: Equity Fund Allocation: 20–40%, Fixed Income Fund Allocation: 60–80%.

Fund Performance

The Touchstone Conservative Allocation Fund (Class A Shares) underperformed its benchmark, the 70% Barclays U.S. Aggregate Bond Index / 30% S&P Composite 1500 Index, for the 12-month period ended December 31, 2013. The Fund’s total return was 6.14 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 7.49 percent.

Market Environment

Overall, the 12-month period resulted in an exceptional year for stock investors. From the rapid rise in interest rates mid-period as the U.S. Federal Reserve Board (Fed) prepared to exit its quantitative easing programs, to the government shutdown in the near period-end, it seemed nothing could stop the bull market. In fact, the S&P 500 Index and the Dow Jones Industrial Average set performance records during the calendar year. The biggest story in 2013 was the Fed’s quantitative easing program. Mid-period, Fed Chairman Ben Bernanke began discussing the possibility of tapering the purchases of securities in the face of improving economic data, and the market was fixated for months on the timing of the central bank’s exit from its signature bond-buying program. The discussion led to a sharp and sudden increase in U.S. Treasury rates. By the time Fed officials announced at period-end that they were going to reduce the size of their bond purchases by $10 billion a month, the market reaction was quite muted as investors had already priced in the taper. Nevertheless, interest rates continued to rise as the period came to a close.

U.S. equity markets posted record-breaking positive returns during the period, while fixed income asset classes were mixed. Within the U.S. equity market, small-cap stocks outperformed both large-cap stocks and mid-cap stocks. Foreign developed equity markets continued their trend from 2012 and finished 2013 with positive returns, while emerging markets posted a negative return and was the worst performing equity asset class in the portfolio.

Within the bond market, results were mixed. In the U.S., high yield bonds outperformed the rest of the bond market by a large margin due to their low degree of interest-rate sensitivity. Non-U.S. bonds underperformed the broad U.S. fixed income market, as foreign currencies slightly weakened relative to the U.S. dollar.

Portfolio Review

Asset allocation positioning detracted from Fund performance during the year, as neither strategic nor dynamic exposures benefited the Fund. Strategically, non-U.S. equities, emerging markets equities, global real estate investment trusts (REITs) and non-U.S. bonds were the largest detractors from performance. High yield bonds and short-term bonds were the main contributors to annual performance.

During the period, the Fund held multiple dynamic asset allocation positions. Overall, the Fund’s defensive positioning had a slight negative impact on performance. The heightened short-term bond exposure and an

10

Management's Discussion of Fund Performance (Unaudited) (Continued)

underweight position in domestic stocks also detracted from performance. Touchstone Sands Capital Institutional Growth Fund, Touchstone Dynamic Equity Fund and Touchstone International Fixed Income Fund were the largest contributors to relative performance, while Touchstone Premium Yield Equity Fund, Touchstone International Value Fund and Touchstone Emerging Markets Equity Fund were the main detractors from relative performance. Near mid-period, the Touchstone Short Duration Fixed Income Fund merged into the Touchstone Ultra Short Fixed Income Fund. Near period-end Touchstone Arbitrage Fund replaced Touchstone Merger Arbitrage Fund in the portfolio.

Outlook and Conclusion

Most share markets pushed higher during period-end, although the magnitude of the move was considerably less than that of prior months. Despite this, key share market sentiment indicators increasingly point to optimism. Investor positioning also supports this view and expectations appear biased toward further strength in stock markets. This is, however, against a backdrop of challenged fundamentals. For example, margins for most regions and sectors remain stretched, and current forward estimates suggest that these margins will continue to climb going forward. In our opinion, this is in an environment where earnings growth remains benign and, as a consequence, the recent move upward in markets has come from significant multiple expansions as opposed to earnings growth.

Looking ahead, we believe the current exuberant investor activity may continue in the short term as fundamental valuation drivers are seemingly ignored and central banks are viewed as the buyer of last resort for most risky assets. This sentiment cannot continue indefinitely and as data point to improved conditions, we expect the U.S. central bank and its global peers may taper their support for the markets. Though it is highly uncertain when and if this might occur, if it does occur the fundamental quality of an asset may return to focus. This would highlight to investors how expensive many assets have become on an absolute and relative basis, particularly given the significant challenges the current global investment environment presents.

As a consequence of investors’ recent focus, most asset valuations remain at overvalued levels. Among these assets, U.S. stocks still appear to be overvalued and, as such, we retained the Fund’s underweight position despite many investors retaining large overweight positions relative to other regions. From our perspective, valuations for international stocks continue to be more reasonable but, relative to recent history, they do not appear as attractive following their recent strong run. Emerging market equities have become more attractive in a relative sense, and it is largely attributable to sustained outflows from this asset class. We believe these changes are likely due to the slowing growth across these countries and recent capital outflows as a whole.

On balance, the Fund’s strategic positioning remains defensive and more focused on preserving capital. As such, the Fund ended the quarter with greater international equity exposure and more short-term bonds than usual. Going forward, we will continue to monitor valuations and sentiment, and will adjust the Fund’s portfolio should the opportunity present itself.

11

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Conservative Allocation Fund Class - A*, the S&P Composite 1500 Index and
the Barclays U.S. Aggregate Bond Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. Class A shares, Class C shares and Institutional Class shares commenced operations on September 30, 2004 and Class Y shares commenced operations on December 9, 2005. Class Y shares performance information is calculated using the historical performance of Institutional Class shares for periods prior to December 9, 2005. The returns have been restated for sales charges and for fees applicable to Class Y shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

S&P Composite 1500 Index is an unmanaged, broad market index representing the large-cap, mid-cap, and small-cap segments of the U.S. equity market.

Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

12

Management's Discussion of Fund Performance (Unaudited)

Touchstone Growth Allocation Fund

Sub-Advised by Ibbotson Associates, Inc.

Investment Philosophy

The Fund seeks to provide investors with capital appreciation. The Fund is a fund of funds and therefore the value of an investment in the Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds. This fund of funds primarily invests in a diversified portfolio of underlying equity and fixed income funds. The underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed income securities and may hold cash, cash equivalents and money market funds. An optimal model allocation among underlying funds is sought, by using an analysis that looks at forecasted returns, standard deviations in historical returns, and the correlation of the performance of different market sectors. The underlying funds are selected and weighted based on historical returns-based style analysis, holdings-based style analysis, manager interviews, relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and historical volatility (the variability of returns from one period to the next). Under normal circumstances, the Fund expects to allocate its assets among equity and fixed income funds as follows: Equity Fund Allocation: 90-100%, Fixed Income Fund Allocation: 0-10%.

Fund Performance

The Touchstone Growth Allocation Fund (Class A Shares) underperformed its benchmark, the S&P Composite 1500 Index, for the 12-month period ended December 31, 2013. The Fund’s total return was 20.69 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 32.80 percent.

Market Environment

Overall, the 12-month period resulted in an exceptional year for stock investors. From the rapid rise in interest rates mid-period as the U.S. Federal Reserve Board (Fed) prepared to exit its quantitative easing programs, to the government shutdown in the near period-end, it seemed nothing could stop the bull market. In fact, the S&P 500 Index and the Dow Jones Industrial Average set performance records during the calendar year. The biggest story in 2013 was the Fed’s quantitative easing program. Mid-period, Fed Chairman Ben Bernanke began discussing the possibility of tapering the purchases of securities in the face of improving economic data, and the market was fixated for months on the timing of the central bank’s exit from its signature bond-buying program. The discussion led to a sharp and sudden increase in U.S. Treasury rates. By the time Fed officials announced at period-end that they were going to reduce the size of their bond purchases by $10 billion a month, the market reaction was quite muted as investors had already priced in the taper. Nevertheless, interest rates continued to rise as the period came to a close.

U.S. equity markets posted record-breaking positive returns during the period, while fixed income asset classes were mixed. Within the U.S. equity market, small-cap stocks outperformed both large-cap stocks and mid-cap stocks. Foreign developed equity markets continued their trend from 2012 and finished 2013 with positive returns, while emerging markets posted a negative return and was the worst performing equity asset class in the portfolio.

Within the bond market, results were mixed. In the U.S., high yield bonds outperformed the rest of the bond market by a large margin due to their low degree of interest-rate sensitivity. Non-U.S. bonds underperformed the broad U.S. fixed income market, as foreign currencies slightly weakened relative to the U.S. dollar.

Portfolio Review

Asset allocation positioning detracted from Fund performance during the year, as neither strategic nor dynamic exposures benefited the Fund. Strategically, non-U.S. equities, emerging markets equities, global real estate investment trusts (REITs) and non-U.S. small cap equities were the largest detractors from performance. High yield bonds were the main contributors to annual performance.

During the period, the Fund held multiple dynamic asset allocation positions. Overall, the Fund’s defensive positioning had a slight negative impact on performance. The heightened short-term bond exposure and an underweight position in domestic stocks also detracted from performance. Touchstone Sands Capital Institutional Growth Fund, Touchstone Dynamic Equity Fund and Touchstone International Small Cap Fund were the

13

Management's Discussion of Fund Performance (Unaudited) (Continued)

largest contributors to relative performance, while Touchstone Premium Yield Equity Fund, Touchstone International Value Fund and Touchstone Emerging Markets Equity Fund were the main detractors from relative performance. Near mid-period, the Touchstone Focused Equity Fund merged into the Touchstone Focused Fund, and the Touchstone Short Duration Fixed Income Fund merged into the Touchstone Ultra Short Fixed Income Fund. Near period-end, Touchstone Arbitrage Fund replaced Touchstone Merger Arbitrage Fund in the portfolio.

Outlook

Most equity market indexes continued to push higher as the period came to a close, although the magnitude of the move has been considerably less than that of prior months. Despite this, key share market sentiment indicators increasingly point to optimism. Investor positioning also supports this view and expectations appear biased toward further strength in stock markets. This is, however, against a backdrop of challenged fundamentals. For example, margins for most regions and sectors remain stretched, and current forward estimates suggest that these margins will continue to climb going forward. In our opinion, this is in an environment where earnings growth remains benign and, as a consequence, the recent move upward in markets has come from significant multiple expansions as opposed to earnings growth.

Looking ahead, we believe the current exuberant investor activity may continue in the short term as fundamental valuation drivers are seemingly ignored and central banks are viewed as the buyer of last resort for most risky assets. This sentiment cannot continue indefinitely and as data point to improved conditions, we expect the U.S. central bank and its global peers may taper their support for the markets. Though it is highly uncertain when and if this might occur, if it does occur the fundamental quality of an asset may return to focus. This would highlight to investors how expensive many assets have become on an absolute and relative basis, particularly given the significant challenges the current global investment environment presents.

As a consequence of investors’ recent focus, most asset valuations remain at overvalued levels. Among these assets, U.S. stocks still appear to be overvalued and, as such, we retained the Fund’s underweight position despite many investors retaining large overweight positions relative to other regions. From our perspective, valuations for international stocks continue to be more reasonable but, relative to recent history, they do not appear as attractive following their recent strong run. Emerging market equities have become more attractive in a relative sense, and it is largely attributable to sustained outflows from this asset class. We believe these changes are likely due to the slowing growth across these countries and recent capital outflows as a whole.

On balance, the Fund’s strategic positioning remains defensive and more focused on preserving capital. As such, the Fund ended the quarter with greater international equity exposure and more short-term bonds than usual. Going forward, we will continue to monitor valuations and sentiment, and will adjust the Fund’s portfolio should the opportunity present itself.

14

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Growth Allocation Fund Class - A* and the S&P Composite 1500 Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. Class A shares, Class C shares and Institutional Class shares commenced operations on September 30, 2004 and Class Y shares commenced operations on December 9, 2005. Class Y shares performance information is calculated using the historical performance of Institutional Class shares for periods prior to December 9, 2005. The returns have been restated for sales charges and for fees applicable to Class Y shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

S&P Composite 1500 Index is an unmanaged, broad market index representing the large-cap, mid-cap, and small-cap segments of the U.S. equity market.

15

Management's Discussion of Fund Performance (Unaudited)

Touchstone Moderate Growth Allocation Fund

Sub-Advised by Ibbotson Associates, Inc.

Investment Philosophy

The Fund seeks to provide investors with capital appreciation and current income. The Fund is a fund of funds and therefore the value of an investment in the Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds. This fund of funds primarily invests in a diversified portfolio of underlying equity and fixed income funds. The underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed income securities and may hold cash, cash equivalents and money market funds. An optimal model allocation among underlying funds is sought, by using an analysis that looks at forecasted returns, standard deviations in historical returns, and the correlation of the performance of different market sectors. The underlying funds are selected and weighted based on historical returns-based style analysis, holdings-based style analysis, manager interviews, relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and historical volatility (the variability of returns from one period to the next). Under normal circumstances, the Fund expects to allocate its assets among equity and fixed income funds as follows: Equity Fund Allocation: 70–90%, Fixed Income Fund Allocation: 10–30%.

Fund Performance

The Touchstone Moderate Growth Allocation Fund (Class A Shares) underperformed its benchmark, the 20% Barclays U.S. Aggregate Bond Index / 80% S&P Composite 1500 Index, for the 12-month period ended December 31, 2013. The Fund’s total return was 17.23 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 25.10 percent.

Market Environment

Overall, the 12-month period resulted in an exceptional year for stock investors. From the rapid rise in interest rates mid-period as the U.S. Federal Reserve Board (Fed) prepared to exit its quantitative easing programs, to the government shutdown in the near period-end, it seemed nothing could stop the bull market. In fact, the S&P 500 Index and the Dow Jones Industrial Average set performance records during the calendar year. The biggest story in 2013 was the Fed’s quantitative easing program. Mid-period, Fed Chairman Ben Bernanke began discussing the possibility of tapering the purchases of securities in the face of improving economic data, and the market was fixated for months on the timing of the central bank’s exit from its signature bond-buying program. The discussion led to a sharp and sudden increase in U.S. Treasury rates. By the time Fed officials announced at period-end that they were going to reduce the size of their bond purchases by $10 billion a month, the market reaction was quite muted as investors had already priced in the taper. Nevertheless, interest rates continued to rise as the period came to a close.

U.S. equity markets posted record-breaking positive returns during the period, while fixed income asset classes were mixed. Within the U.S. equity market, small-cap stocks outperformed both large-cap stocks and mid-cap stocks. Foreign developed equity markets continued their trend from 2012 and finished 2013 with positive returns, while emerging markets posted a negative return and was the worst performing equity asset class in the portfolio.

Within the bond market, results were mixed. In the U.S., high yield bonds outperformed the rest of the bond market by a large margin due to their low degree of interest-rate sensitivity. Non-U.S. bonds underperformed the broad U.S. fixed income market, as foreign currencies slightly weakened relative to the U.S. dollar.

Portfolio Review

Asset allocation positioning detracted from Fund performance during the year, as neither strategic nor dynamic exposures benefited the Fund. Strategically, non-U.S. equities, emerging markets equities, global real estate investment trusts (REITs) and non-U.S. small cap equities were the largest detractors from performance. High yield bonds were the main contributors to performance in 2013.

During the period, the Fund held multiple dynamic asset allocation positions. Overall, the Fund’s defensive positioning had a slight negative impact on performance. The heightened short-term bond exposure and an

16

Management's Discussion of Fund Performance (Unaudited) (Continued)

underweight position in domestic stocks also detracted from performance. Touchstone Sands Capital Institutional Growth Fund, Touchstone Dynamic Equity Fund and Touchstone Focused Fund were the largest contributors to relative performance, while Touchstone Premium Yield Equity Fund, Touchstone International Value Fund and Touchstone Emerging Markets Equity Fund were the main detractors from relative performance. Near mid-period, the Touchstone Focused Equity Fund merged into the Touchstone Focused Fund, and the Touchstone Short Duration Fixed Income Fund merged into the Touchstone Ultra Short Fixed Income Fund. Near period-end, Touchstone Arbitrage Fund replaced Touchstone Merger Arbitrage Fund in the portfolio.

Outlook

Most equity market indexes continued to push higher as the period came to a close, although the magnitude of the move has been considerably less than that of prior months. Despite this, key share market sentiment indicators increasingly point to excessive optimism, in many cases moving to levels not seen since April 2011. Investor positioning also supports this view and expectations appear strongly biased to further strength in stock markets. This is against a backdrop of what we see as challenged fundamentals. For example, margins for most regions and sectors remain stretched and current forward estimates imply that they will continue to climb to new record levels. This is in an environment where earnings growth remains benign and as a consequence the recent move up in markets has come from significant multiple expansions as opposed to earnings growth.

The current exuberant investor activity may yet still continue in the short term as fundamental valuation drivers are seemingly ignored and investors look to the central banks as the buyer of last resort for most risky assets. This focus cannot continue forever and as data point to improved conditions, the U.S. central bank and its global peers will likely look to wind back their support for the markets. Just when this might occur remains highly uncertain to us, but if it does, the true fundamental quality of an asset may need to return to focus. We expect this will highlight to investors just how expensive many assets have become on an absolute and relative basis particularly given the significant challenges the global investment environment presents.

As a consequence of many investors’ current focus, most asset valuations remain at overvalued levels. Amongst these assets, U.S. stocks still appear to be overvalued and we therefore retain our underweight position despite many investors retaining large overweight relative to other regions. From our perspective, valuations for international stocks continue to appear more reasonable, but relative to recent history don’t look as attractive following their recent strong run. Emerging market equities have become more attractive in a relative sense with this largely attributable to sustained outflows from this asset class. These changes are likely due to the slowing growth across these countries and recent capital outflows as a whole.

On balance, the Fund’s strategic positioning remains defensive and more focused on preserving capital, as we find ourselves with greater international equity exposure and holding more short-term bonds than usual. Going forward, we will continue to monitor valuations and sentiment, and will adjust the Fund’s portfolio should the opportunity present itself.

17

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Moderate Growth Allocation Fund Class-A*, the S&P Composite 1500 Index and
the Barclays U.S. Aggregate Bond Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. Class A shares, Class C shares and Institutional Class shares commenced operations on September 30, 2004 and Class Y shares commenced operations on December 9, 2005. Class Y shares performance information is calculated using the historical performance of Institutional Class shares for periods prior to December 9, 2005. The returns have been restated for sales charges and for fees applicable to Class Y shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

S&P Composite 1500 Index is an unmanaged, broad market index representing the large-cap, mid-cap, and small-cap segments of the U.S. equity market.

Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

18

Tabular Presentation of Portfolios of Investments

December 31, 2013

The tables below provide each Fund’s sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.

Touchstone Dynamic Equity Fund
Sector Allocation*	(% of Net Assets)
Long Positions
Information Technology	20.7%
Energy	18.1
Financials	15.8
Health Care	15.5
Consumer Discretionary	13.3
Industrials	12.5
Consumer Staples	11.7
Materials	7.1
Telecommunication Services	3.8
Utilities	1.9
Investment Fund	2.6
Other Assets/Liabilities (Net)	0.6
123.6%
Short Positions and Written Options
Energy	(7.6)
Health Care	(3.4)
Call and Put Options	(3.2)
Information Technology	(2.6)
Materials	(2.0)
Industrials	(1.9)
Telecommunication Services	(1.6)
Financials	(1.1)
Consumer Discretionary	(0.2)
(23.6)
Total	100.0%

Touchstone Balanced Allocation Fund
Sector Allocation	(% of Net Assets)
Government/Corporate	24.7%
International Equity	13.3
Value	12.2
Growth	10.2
Equity Income	7.1
Balanced	5.0
International Debt	5.0
Blue Chip	4.1
Emerging Market-Equity	4.0
Various Assets	3.0
Taxable-Money Market	3.0
Sector Fund Real-Estate	2.5
Value Small-Cap	2.0
Growth Mid-Cap	2.0
Corporate/Preferred-High Yield	1.8
Growth Small-Cap	1.0
Other Assets/Liabilities (Net)	(0.9)
Total	100.0%

* Sector classifications are based upon the Global Industry Classification Standard (GICS®).

19

Tabular Presentation of Portfolios of Investments (Continued)

Touchstone Conservative Allocation Fund
Sector Allocation	(% of Net Assets)
Government/Corporate	46.2%
International Debt	8.1
Balanced	7.1
Growth	6.1
Equity Income	5.6
Value	5.1
International Equity	5.1
Taxable-Money Market	5.0
Various Assets	5.0
Blue Chip	3.0
Corporate/Preferred-High Yield	1.8
Value Small-Cap	1.0
Sector Fund Real-Estate	1.0
Emerging Market-Equity	1.0
Other Assets/Liabilities (Net)	(1.1)
Total	100.0%

Touchstone Moderate Growth Allocation Fund
Sector Allocation	(% of Net Assets)
Government/Corporate	15.4%
International Equity	15.3
Value	14.3
Growth	13.3
Emerging Market-Equity	7.7
Equity Income	7.1
Value Small-Cap	5.1
Blue Chip	4.0
Balanced	4.0
Growth Small-Cap	3.1
Sector Fund Real-Estate	3.0
Growth Mid-Cap	2.0
Various Assets	2.0
International Debt	2.0
Corporate/Preferred-High Yield	1.5
Value Mid-Cap	1.0
Other Assets/Liabilities (Net)	(0.8)
Total	100.0%

Touchstone Growth Allocation Fund
Sector Allocation	(% of Net Assets)
International Equity	20.4%
Value	17.4
Growth	14.4
Emerging Market-Equity	10.8
Equity Income	7.2
Value Small-Cap	6.7
Government/Corporate	6.0
Sector Fund Real-Estate	4.5
Growth Small-Cap	4.1
Blue Chip	4.1
Growth Mid-Cap	2.1
Value Mid-Cap	2.0
Various Assets	2.0
Other Assets/Liabilities (Net)	(1.7)
Total	100.0%

20

Portfolio of Investments

Touchstone Dynamic Equity Fund – December 31, 2013

		Market
	Shares	Value

Common Stocks†— 120.4%

Information Technology — 20.7%
Accenture PLC (Ireland) - Class A	22,192	$1,824,626
Activision Blizzard, Inc.	10,722	191,173
Apple, Inc.	1,214	681,188
Booz Allen Hamilton Holding Corp.	5,707	109,289
Cisco Systems, Inc.	77,228	1,733,769
Computer Sciences Corp.	19,539	1,091,839
Hewlett-Packard Co.	27,511	769,758
Ingram Micro, Inc. - Class A*	30,732	720,973
International Business Machines Corp.	14,601	2,738,710
Jabil Circuit, Inc.	7,744	135,055
LSI Corp.	37,521	413,481
Micron Technology, Inc.*	33,733	734,030
Microsoft Corp.	8,722	326,464
Oracle Corp.	9,998	382,523
Science Applications International Corp.	5,726	189,359
Seagate Technology PLC (Ireland)	10,441	586,367
Symantec Corp.	33,395	787,454
Western Union Co. (The)	4,023	69,397
		13,485,455

Energy — 18.1%
Anadarko Petroleum Corp.	572	45,371
Chevron Corp.	22,558	2,817,720
ConocoPhillips	31,275	2,209,579
EOG Resources, Inc.	4,455	747,727
Exxon Mobil Corp.	7,723	781,568
Murphy Oil Corp.	10,191	661,192
Occidental Petroleum Corp.	4,540	431,754
Phillips 66	21,450	1,654,438
Schlumberger Ltd. (Cook Islands)	11,112	1,001,302
Valero Energy Corp.	22,765	1,147,356
World Fuel Services Corp.	6,442	278,037
		11,776,044

Financials — 15.8%
American International Group, Inc.	4,927	251,523
Bank of America Corp.	65,185	1,014,931
CBOE Holdings, Inc.	394	20,472
CBRE Group, Inc. - Class A*	52,881	1,390,770
Eaton Vance Corp.	1,034	44,245
Jones Lang LaSalle, Inc.	5,663	579,835
JPMorgan Chase & Co.	33,947	1,985,221
Popular, Inc. (Puerto Rico)*	8,339	239,579
Public Storage REIT	1,625	244,595
T Rowe Price Group, Inc.	16,759	1,403,901
Torchmark Corp.	11,910	930,766
US Bancorp	54,452	2,199,861
		10,305,699

Health Care — 15.5%
AbbVie, Inc.	35,715	1,886,109
Agilent Technologies, Inc.	25,042	1,432,152
AmerisourceBergen Corp.	20,856	1,466,385
Amgen, Inc.	4,050	462,348
Biogen Idec, Inc.*	1,369	382,978
Celgene Corp.*	3,882	655,903
Covance, Inc.*	1,979	174,271
Eli Lilly & Co.	27,330	1,393,830
Gilead Sciences, Inc.*	6,569	493,660
Johnson & Johnson	1,466	134,271
Life Technologies Corp.*	323	24,483
McKesson Corp.	5,155	832,017
Mylan, Inc.*	10,944	474,970
Myriad Genetics, Inc.*	7,014	147,154
Pfizer, Inc.	4,104	125,706
		10,086,237

Consumer Discretionary — 13.3%
Big Lots, Inc.*	7,520	242,821
Brinker International, Inc.	18,143	840,747
Dollar Tree, Inc.*	11,302	637,659
Ford Motor Co.	37,718	581,989
GameStop Corp. - Class A	13,582	669,049
Gannett Co., Inc.	905	26,770
Genuine Parts Co.	11,206	932,227
Lear Corp.	21,979	1,779,640
Lowe's Cos., Inc.	4,464	221,191
Macy's, Inc.	7,257	387,524
Omnicom Group, Inc.	3,152	234,414
Staples, Inc.	31,656	503,014
Starz - Class A*	39,757	1,162,495
Taylor Morrison Home Corp. - Class A*	2,929	65,756
TRW Automotive Holdings Corp.*	5,558	413,460
		8,698,756

Industrials — 12.5%
3M Co.	16,586	2,326,186
Con-way, Inc.	257	10,206
Emerson Electric Co.	19,628	1,377,493
Jacobs Engineering Group, Inc.*	4,689	295,360
Manpowergroup, Inc.	2,303	197,736
Northrop Grumman Corp.	11,881	1,361,681
Robert Half International, Inc.	34,892	1,465,115
Southwest Airlines Co.	8,505	160,234
United Parcel Service, Inc. - Class B	243	25,534
WW Grainger, Inc.	3,524	900,100
		8,119,645

Consumer Staples — 11.7%
Altria Group, Inc.	30,411	1,167,478
Archer-Daniels-Midland Co.	33,117	1,437,278
CVS Caremark Corp.	19,289	1,380,514
Herbalife Ltd. (Cayman Islands)	3,958	311,495
Kroger Co. (The)	28,203	1,114,865
Nu Skin Enterprises, Inc. - Class A	2,044	282,522
Tyson Foods, Inc. - Class A	22,846	764,427
Wal-Mart Stores, Inc.	14,470	1,138,644
		7,597,223

Materials — 7.1%
Dow Chemical Co. (The)	5,921	262,892
EI du Pont de Nemours & Co.	10,663	692,775
Freeport-McMoRan Copper & Gold, Inc.	26,615	1,004,450

21

Touchstone Dynamic Equity Fund (Continued)

		Market
	Shares	Value

Common Stocks† — 120.4% (Continued)

Materials — (Continued)
Lyondellbasell Industries N.V. - Class A	24,811	$1,991,827
Monsanto Co.	2,195	255,827
Nucor Corp.	8,480	452,662
		4,660,433

Telecommunication Services — 3.8%
AT&T, Inc.	4,385	154,177
Verizon Communications, Inc.	47,115	2,315,231
		2,469,408

Utilities — 1.9%
DTE Energy Co.	1,140	75,685
Edison International	21,621	1,001,052
Public Service Enterprise Group, Inc.	4,336	138,925
		1,215,662
Total Common Stocks		$78,414,562

Investment Fund — 2.6%
Touchstone Institutional Money Market
Fund, 0.01%^Ω	1,679,688	1,679,688

Total Long Positions
(Cost $70,620,327)		$80,094,250

Securities Sold Short— (20.4%)

Common Stocks— (20.4%)

Energy — (7.6%)
Cheniere Energy, Inc.*	(23,820)	(1,027,119)
Cobalt International Energy, Inc.*	(17,840)	(293,468)
Gulfport Energy Corp.*	(3,314)	(209,279)
McDermott International, Inc.*	(82,326)	(754,106)
Newfield Exploration Co.*	(33,193)	(817,544)
Peabody Energy Corp.	(39,494)	(771,318)
Range Resources Corp.	(7,178)	(605,177)
Teekay Corp.	(9,978)	(479,044)
Williams Cos., Inc. (The)	(228)	(8,794)
		(4,965,849)

Health Care — (3.4%)
Ariad Pharmaceuticals, Inc.*	(68,637)	(468,104)
Endo Health Solutions, Inc.*	(15,143)	(1,021,547)
Hologic, Inc.*	(20,882)	(466,713)
Theravance, Inc.*	(5,614)	(200,139)
Vertex Pharmaceuticals, Inc.*	(740)	(54,982)
		(2,211,485)

Information Technology — (2.6%)
3D Systems Corp.*	(3,883)	(360,847)
Riverbed Technology, Inc.*	(5,040)	(91,123)
Rovi Corp.*	(26,858)	(528,834)
Silicon Laboratories, Inc.*	(2,601)	(112,649)
VeriFone Systems, Inc.*	(22,158)	(594,278)
		(1,687,731)

Materials — (2.0%)
Kronos Worldwide, Inc.	(13,989)	(266,491)
Newmont Mining Corp.	(8,097)	(186,474)
Rockwood Holdings, Inc.	(9,508)	(683,815)
WR Grace & Co.*	(1,668)	(164,915)
		(1,301,695)

Industrials — (1.9%)
Covanta Holding Corp.	(29,600)	(525,400)
SolarCity Corp.*	(1,239)	(70,399)
TransDigm Group, Inc.	(3,933)	(633,292)
		(1,229,091)

Telecommunication Services — (1.6%)
Crown Castle International Corp.*	(6,547)	(480,746)
SBA Communications Corp. - Class A*	(6,163)	(553,684)
		(1,034,430)

Financials — (1.1%)
Corporate Office Properties Trust, REIT	(21,554)	(510,614)
Kilroy Realty Corp., REIT	(4,666)	(234,140)
		(744,754)

Consumer Discretionary — (0.2%)
Tempur Sealy International, Inc.*	(227)	(12,249)
Toll Brothers, Inc.*	(2,311)	(85,507)
		(97,756)
Total Common Stocks		$(13,272,791)

Total Securities Sold Short
(Proceeds $(12,022,871))		$(13,272,791)

	Number
	of
	Contracts

Written Options Contracts— (3.2%)

Call Options— (3.2%)
NASDAQ-100 Index
January 2014
Strike Price $3,650	(10)	(13,090)
Russell-2000 Index
January 2014
Strike Price $1,195	(80)	(26,560)
S&P 500 Index
January 2014
Strike Price $1,755	(210)	(1,978,200)
S&P 500 Index
January 2014
Strike Price $1,880	(75)	(40,125)
Total Call Options		(2,057,975)

22

Touchstone Dynamic Equity Fund (Continued)

	Number
	of	Market
	Contracts	Value

Put Options— 0.0%
S&P 500 Index
January 2014
Strike Price $1,815	(15)	$(12,300)

Total Written Options Contracts
(Proceeds $(1,498,844))		$(2,070,275)

Total Investment Securities —99.4%
(Cost $57,098,612)		$64,751,184

Other Assets in Excess of Liabilities — 0.6%		398,434

Net Assets — 100.0%		$65,149,618

*	Non-income producing security.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of these securities are held as collateral for securities sold short and written options. The total value of the securities held as collateral as of December 31, 2013 was $78,414,562.

Ω	Represents the 7-day SEC yield as of December 31, 2013.

Portfolio Abbreviations:

PLC - Public Limited Company

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Assets:
Long Positions
Common Stocks	$78,414,562	$—	$—	$78,414,562
Investment Fund	1,679,688	—	—	1,679,688
				$80,094,250

Liabilities:
Securities Sold Short
Common Stocks	$(13,272,791)	$—	$—	$(13,272,791)
Other Financial Instruments
Liabilities:
Written Options
Equity Contracts	(2,070,275)	—	—	(2,070,275)
				$(15,343,066)

Transactions in written options for the year ended December 31, 2013

	Number of
	Contracts	Premium
Beginning of Period, December 31, 2012	930	$1,799,847
Call Options Written	24,405	21,006,045
Put Options Written	256	617,588
Call Options Closed	(12,653)	(16,930,107)
Put Options Closed	(100)	(213,521)
Call Options Expired	(2,152)	(196,170)
Put Options Expired	(171)	(452,355)
Call Options Exercised	(10,125)	(4,132,483)

December 31, 2013	390	$1,498,844

See accompanying Notes to Financial Statements.

23

Portfolio of Investments

Touchstone Balanced Allocation Fund – December 31, 2013

		Market
	Shares	Value

Affiliated Mutual Funds^— 100.9%

Government/Corporate—24.7%
Touchstone Core Bond Fund	340,825	$3,510,495
Touchstone Total Return Bond Fund	1,343,909	13,412,213
Touchstone Ultra Short Duration Fixed
Income Fund	1,271,858	12,006,339
		28,929,047

International Equity — 13.3%
Touchstone International Small Cap
Fund	237,553	3,591,800
Touchstone International Value Fund	1,348,621	11,948,786
		15,540,586

Value — 12.2%
Touchstone Focused Fund	137,533	4,777,892
Touchstone Value Fund	1,054,616	9,544,273
		14,322,165

Growth — 10.2%
Touchstone Growth Opportunities Fund	72,795	2,386,946
Touchstone Sands Capital Institutional
Growth Fund	427,048	9,540,253
		11,927,199

Equity Income — 7.1%
Touchstone Premium Yield Equity Fund,
Class Y	895,741	8,357,262

Balanced — 5.0%
Touchstone Flexible Income Fund	568,780	5,881,187

International Debt — 5.0%
Touchstone International Fixed Income
Fund	570,541	5,836,635

Blue Chip — 4.1%
Touchstone Dynamic Equity Fund	353,443	4,732,601

Emerging Market-Equity — 4.0%
Touchstone Emerging Markets Equity
Fund	416,065	4,634,970

Various Assets — 3.0%
Touchstone Arbitrage Fund*	350,985	3,523,887

Taxable-Money Market — 3.0%
Touchstone Institutional Money Market
Fund, 0.01%Ω	3,512,562	3,512,563

Sector Fund Real-Estate — 2.5%
Touchstone Global Real Estate Fund	286,389	2,964,123

Value Small-Cap — 2.0%
Touchstone Small Cap Core Fund	56,460	1,190,734
Touchstone Small Company Value Fund	64,185	1,193,843
		2,384,577

Growth Mid-Cap — 2.0%
Touchstone Mid Cap Fund	103,242	2,378,710

Corporate/Preferred-High Yield — 1.8%
Touchstone High Yield Fund	223,760	2,056,354

Growth Small-Cap — 1.0%
Touchstone Small Cap Growth Fund	207,796	1,192,747
Total Affiliated Mutual Funds		$118,174,613

Total Investment Securities —100.9%
(Cost $107,524,549)		$118,174,613

Liabilities in Excess of Other Assets — (0.9%)		(1,094,308)

Net Assets — 100.0%		$117,080,305

*	Non-income producing security.

^	All affiliated fund investments are in Institutional Class shares, unless otherwise indicated. The financial statements of the underlying funds can be found on the SEC website. See Note 4 in Notes to Financial Statements.

Ω	Represents the 7-day SEC yield as of December 31, 2013.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Affiliated Mutual Funds	$118,174,613	$—	$—	$118,174,613

See accompanying Notes to Financial Statements.

24

Portfolio of Investments

Touchstone Conservative Allocation Fund – December 31, 2013

		Market
	Shares	Value

Affiliated Mutual Funds^— 101.1%

Government/Corporate—46.2%
Touchstone Core Bond Fund	311,489	$3,208,340
Touchstone Total Return Bond Fund	1,281,373	12,788,101
Touchstone Ultra Short Duration Fixed
Income Fund	1,411,789	13,327,285
		29,323,726

International Debt — 8.1%
Touchstone International Fixed Income
Fund	500,625	5,121,392

Balanced — 7.1%
Touchstone Flexible Income Fund	435,908	4,507,289

Growth — 6.1%
Touchstone Growth Opportunities Fund	19,674	645,119
Touchstone Sands Capital Institutional
Growth Fund	143,823	3,213,001
		3,858,120

Equity Income — 5.6%
Touchstone Premium Yield Equity Fund,
Class Y	378,543	3,531,811

Value — 5.1%
Touchstone Value Fund	356,009	3,221,880

International Equity — 5.1%
Touchstone International Small Cap
Fund	42,618	644,383
Touchstone International Value Fund	290,466	2,573,532
		3,217,915

Taxable-Money Market — 5.0%
Touchstone Institutional Money Market
Fund, 0.01%Ω	3,207,946	3,207,946

Various Assets — 5.0%
Touchstone Arbitrage Fund*	319,300	3,205,776

Blue Chip — 3.0%
Touchstone Dynamic Equity Fund	143,463	1,920,969

Corporate/Preferred-High Yield — 1.8%
Touchstone High Yield Fund	122,510	1,125,864

Value Small-Cap — 1.0%
Touchstone Small Cap Core Fund	30,530	643,880

Sector Fund Real-Estate — 1.0%
Touchstone Global Real Estate Fund	62,152	643,277

Emerging Market-Equity — 1.0%
Touchstone Emerging Markets Equity
Fund	57,217	637,392
Total Affiliated Mutual Funds		$64,167,237

Total Investment Securities —101.1%
(Cost $61,379,055)		$64,167,237

Liabilities in Excess of Other Assets — (1.1%)		(723,285)

Net Assets — 100.0%		$63,443,952

*	Non-income producing security.

^	All affiliated fund investments are in Institutional Class shares, unless otherwise indicated. The financial statements of the underlying funds can be found on the SEC website. See Note 4 in Notes to Financial Statements.

Ω	Represents the 7-day SEC yield as of December 31, 2013.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Affiliated Mutual Funds	$64,167,237	$—	$—	$64,167,237

See accompanying Notes to Financial Statements.

25

Portfolio of Investments

Touchstone Growth Allocation Fund – December 31, 2013

		Market
	Shares	Value

Affiliated Mutual Funds^— 101.7%

International Equity — 20.4%
Touchstone International Small Cap
Fund	332,026	$5,020,239
Touchstone International Value Fund	1,050,134	9,304,186
		14,324,425

Value — 17.4%
Touchstone Focused Fund	165,306	5,742,714
Touchstone Value Fund	714,249	6,463,953
		12,206,667

Growth — 14.4%
Touchstone Growth Opportunities Fund	109,598	3,593,709
Touchstone Sands Capital Institutional
Growth Fund	289,817	6,474,521
		10,068,230

Emerging Market-Equity — 10.8%
Touchstone Emerging Markets Equity
Fund	679,018	7,564,257

Equity Income — 7.2%
Touchstone Premium Yield Equity Fund,
Class Y	537,964	5,019,202

Value Small-Cap — 6.7%
Touchstone Small Cap Core Fund	135,916	2,866,475
Touchstone Small Company Value Fund	96,248	1,790,217
		4,656,692

Government/Corporate—6.0%
Touchstone Ultra Short Duration Fixed
Income Fund	448,025	4,229,360

Sector Fund Real-Estate — 4.5%
Touchstone Global Real Estate Fund	307,629	3,183,962

Growth Small-Cap — 4.1%
Touchstone Small Cap Growth Fund	499,638	2,867,920

Blue Chip — 4.1%
Touchstone Dynamic Equity Fund	213,490	2,858,636

Growth Mid-Cap — 2.1%
Touchstone Mid Cap Fund	62,223	1,433,610

Value Mid-Cap — 2.0%
Touchstone Mid Cap Value Fund	88,715	1,431,853

Various Assets — 2.0%
Touchstone Arbitrage Fund*	140,887	1,414,503
Total Affiliated Mutual Funds		$71,259,317

Total Investment Securities —101.7%
(Cost $61,370,032)		$71,259,317

Liabilities in Excess of Other Assets — (1.7%)		(1,179,010)

Net Assets — 100.0%		$70,080,307

*	Non-income producing security.
^	All affiliated fund investments are in Institutional Class shares, unless otherwise indicated. The financial statements of the underlying funds can be found on the SEC website. See Note 4 in Notes to Financial Statements.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Affiliated Mutual Funds	$71,259,317	$—	$—	$71,259,317

See accompanying Notes to Financial Statements.

26

Portfolio of Investments

Touchstone Moderate Growth Allocation Fund – December 31, 2013

		Market
	Shares	Value

Affiliated Mutual Funds^— 100.8%

Government/Corporate—15.4%
Touchstone Total Return Bond Fund	1,506,687	$15,036,734
Touchstone Ultra Short Duration Fixed
Income Fund	819,943	7,740,258
		22,776,992

International Equity — 15.3%
Touchstone International Small Cap
Fund	401,785	6,074,990
Touchstone International Value Fund	1,880,904	16,664,810
		22,739,800

Value — 14.3%
Touchstone Focused Fund	261,705	9,091,631
Touchstone Value Fund	1,336,833	12,098,338
		21,189,969

Growth — 13.3%
Touchstone Growth Opportunities Fund	184,736	6,057,497
Touchstone Sands Capital Institutional
Growth Fund	609,062	13,606,453
		19,663,950

Emerging Market-Equity — 7.7%
Touchstone Emerging Markets Equity
Fund	1,027,678	11,448,330

Equity Income — 7.1%
Touchstone Premium Yield Equity Fund,
Class Y	1,133,618	10,576,658

Value Small-Cap — 5.1%
Touchstone Small Cap Core Fund	214,826	4,530,686
Touchstone Small Company Value Fund	163,056	3,032,836
		7,563,522

Blue Chip — 4.0%
Touchstone Dynamic Equity Fund	447,527	5,992,392

Balanced — 4.0%
Touchstone Flexible Income Fund	573,635	5,931,388

Growth Small-Cap — 3.1%
Touchstone Small Cap Growth Fund	791,475	4,543,067

Sector Fund Real-Estate — 3.0%
Touchstone Global Real Estate Fund	428,892	4,439,033

Growth Mid-Cap — 2.0%
Touchstone Mid Cap Fund	130,924	3,016,500

Various Assets — 2.0%
Touchstone Arbitrage Fund*	294,731	2,959,096

International Debt — 2.0%
Touchstone International Fixed Income
Fund	286,336	2,929,217

Corporate/Preferred-High Yield — 1.5%
Touchstone High Yield Fund	242,628	2,229,751

Value Mid-Cap — 1.0%
Touchstone Mid Cap Value Fund	93,568	1,510,187
Total Affiliated Mutual Funds		$149,509,852

Total Investment Securities —100.8%
(Cost $131,679,000)		$149,509,852

Liabilities in Excess of Other Assets — (0.8%)		(1,217,018)

Net Assets — 100.0%		$148,292,834

*	Non-income producing security.
^	All affiliated fund investments are in Institutional Class shares, unless otherwise indicated. The financial statements of the underlying funds can be found on the SEC website. See Note 4 in Notes to Financial Statements.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Affiliated Mutual Funds	$149,509,852	$—	$—	$149,509,852

See accompanying Notes to Financial Statements.

27

Statements of Assets and Liabilities

December 31, 2013

	Touchstone	Touchstone	Touchstone
	Dynamic	Balanced	Conservative
	Equity	Allocation	Allocation
	Fund	Fund	Fund
Assets
Investments, at cost	$70,620,327	$107,524,549	$61,379,055
Affiliated securities, at market value	$1,679,688	$118,174,613	$64,167,237
Non-affiliated securities, at market value	78,414,562	—	—
Investments, at market value	$80,094,250	$118,174,613	$64,167,237
Cash deposits held at prime broker	719,967	—	—
Dividends and interest receivable	79,319	—	—
Receivable for capital shares sold	80,606	48,001	99,814
Receivable for investments sold	—	334,280	205,086
Receivable from Investment Advisor	—	—	—
Other assets	13,725	24,400	28,597
Total Assets	80,987,867	118,581,294	64,500,734

Liabilities
Written options, at market value (A)	2,070,275	—	—
Securities sold short (B)	13,272,791	—	—
Dividends for securities sold short payable	215,351	—	—
Bank overdrafts	3,572	335,091	205,942
Payable for capital shares redeemed	141,851	1,054,482	783,820
Payable to Investment Advisor	49,123	3,495	749
Payable to other affiliates	23,827	39,419	17,229
Payable to Trustees	6,950	7,088	6,954
Payable for professional services	18,220	18,666	17,510
Other accrued expenses and liabilities	36,289	42,748	24,578
Total Liabilities	15,838,249	1,500,989	1,056,782

Net Assets	$65,149,618	$117,080,305	$63,443,952

Net assets consist of:
Paid-in capital	$196,731,063	$143,781,098	$63,911,959
Accumulated net investment income	423,004	12,326	4,479
Accumulated net realized losses on investments, written options, short positions and capital gain distributions received	(139,657,021)	(37,363,183)	(3,260,668)
Net unrealized appreciation on investments, written options, foreign currency transactions and short positions	7,652,572	10,650,064	2,788,182
Net Assets	$65,149,618	$117,080,305	$63,443,952
(A) Proceeds received for written options:	$1,498,844	$—	$—
(B) Proceeds received for securities sold short:	$12,022,871	$—	$—

See accompanying Notes to Financial Statements.

28

Statements of Assets and Liabilities (Continued)

Touchstone
Touchstone	Moderate
Growth	Growth
Allocation	Allocation
Fund	Fund

$61,370,032	$131,679,000
$71,259,317	$149,509,852
—	—
$71,259,317	$149,509,852
—	—
—	—
106,836	67,994
608,741	514,445
778	—
24,431	24,895
72,000,103	150,117,186

—	—
—	—
—	—
609,493	515,269
1,218,396	1,165,145
—	4,466
31,646	55,553
6,967	7,166
17,603	19,330
35,691	57,423
1,919,796	1,824,352

$70,080,307	$148,292,834

$100,513,450	$167,856,995
10,678	11,411

(40,333,106)	(37,406,424)

9,889,285	17,830,852
$70,080,307	$148,292,834
$—	$—
$—	$—

29

Statements of Assets and Liabilities (Continued)

	Touchstone	Touchstone	Touchstone
	Dynamic	Balanced	Conservative
	Equity	Allocation	Allocation
	Fund	Fund	Fund

Pricing of Class A Shares
Net assets applicable to Class A shares	$15,299,673	$46,285,006	$24,857,085
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	1,163,832	3,741,481	2,273,979
Net asset value price per share*	$13.15	$12.37	$10.93
Maximum offering price per share	$13.95	$13.12	$11.60

Pricing of Class C Shares
Net assets applicable to Class C shares	$10,261,468	$36,680,616	$15,275,253
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	831,202	2,968,318	1,404,119
Net asset value, offering price per share**	$12.35	$12.36	$10.88

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$24,065,590	$34,079,468	$23,229,614
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	1,800,180	2,750,785	2,124,537
Net asset value, offering price and redemption price per share	$13.37	$12.39	$10.93

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class Shares	$15,522,887	$35,215	$82,000
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	1,158,940	2,855	7,492
Net asset value, offering price and redemption price per share	$13.39	$12.33	$10.95

* There is no sales load on subscriptions of $1 million or more. Redemptions that were part of a $1 million or more subscription may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

** Redemption price per share varies by length of time shares are held.

See accompanying Notes to Financial Statements.

30

Statements of Assets and Liabilities (Continued)

Touchstone
Touchstone	Moderate
Growth	Growth
Allocation	Allocation
Fund	Fund

$29,278,509	$68,183,896

2,117,879	5,247,612
$13.82	$12.99
$14.66	$13.78

$24,066,369	$49,600,809

1,807,458	3,878,848
$13.32	$12.79

$16,715,585	$30,497,979

1,197,482	2,330,344
$13.96	$13.09

$19,844	$10,150

1,563	779
$12.70	$13.03

31

Statements of Operations

For the Year Ended December 31, 2013

	Touchstone	Touchstone	Touchstone
	Dynamic	Balanced	Conservative
	Equity	Allocation	Allocation
	Fund	Fund	Fund
Investment Income
Dividends from affiliated funds	$685	$2,249,210	$1,498,274
Dividends from non-affiliated securities(A)	1,622,934	—	—
Total Investment Income	1,623,619	2,249,210	1,498,274
Expenses
Investment advisory fees	550,645	253,931	143,445
Administration fees	108,269	212,405	120,040
Compliance fees and expenses	1,277	1,277	1,277
Custody fees	26,650	8,510	7,355
Professional fees	22,742	23,794	21,473
Transfer Agent fees, Class A	31,875	54,322	23,671
Transfer Agent fees, Class C	17,090	30,216	12,157
Transfer Agent fees, Class Y	7,597	43,475	25,759
Transfer Agent fees, Institutional Class	129	45	81
Registration Fees, Class A	16,678	15,401	17,090
Registration Fees, Class C	18,724	15,438	15,581
Registration Fees, Class Y	17,435	15,974	14,462
Registration Fees, Institutional Class	17,396	17,921	17,527
Dividend expense on securities sold short	426,064	—	—
Reports to Shareholders, Class A	3,686	12,794	7,816
Reports to Shareholders, Class C	1,632	6,767	3,518
Reports to Shareholders, Class Y	1,708	4,334	3,437
Reports to Shareholders, Institutional Class	2,531	2,775	2,262
Distribution expenses, Class A	39,351	119,896	66,274
Distribution and shareholder servicing expenses, Class C	102,352	375,637	172,586
Trustee fees	14,802	14,890	14,735
Other expenses	34,858	44,595	22,266
Total Expenses	1,463,491	1,274,397	712,812
Fees waived and/or reimbursed by the Advisor and/or Affiliates(B)	(63,325)	(648,269)	(400,305)
Fees recouped by Advisor(B)	1,381	—	—
Net Expenses	1,401,547	626,128	312,507
Net Investment Income	222,072	1,623,082	1,185,767
Realized and Unrealized Gains (Losses) on Investments
Net realized gains on investments from non-affiliated securities	19,390,504	—	—
Net realized gains on investments from affiliated securities	—	5,962,690	1,509,596
Net realized losses on written options	(4,350,800)	—	—
Net realized losses on securities sold short	(3,890,776)	—	—
Capital Gain Distributions Received from Affiliated Funds	—	1,611,010	451,462
Net change in unrealized appreciation (depreciation) on investments	1,502,323	6,379,801	1,089,766
Net change in unrealized appreciation (depreciation) on written options	(596,298)	—	—
Net change in unrealized appreciation (depreciation) on securities sold short	(1,042,717)	—	—
Net Realized and Unrealized Gains on Investments	$11,012,236	$13,953,501	$3,050,824
Change in Net Assets Resulting from Operations	$11,234,308	$15,576,583	$4,236,591
(A) Net of foreign tax withholding of:	$1,897	$—	$—
(B) See Note 4 in Notes to Financial Statements.

See accompanying Notes to Financial Statements.

32

Statements of Operations (Continued)

Touchstone
Touchstone	Moderate
Growth	Growth
Allocation	Allocation
Fund	Fund

$953,351	$2,514,367
—	—
953,351	2,514,367

194,751	386,185
130,363	258,352
1,277	1,277
8,584	10,122
21,625	27,542
46,020	88,043
29,802	48,733
17,192	17,151
135	38
15,554	16,109
15,574	16,378
15,692	15,950
17,518	17,587
—	—
10,248	23,204
4,371	9,327
3,305	4,768
2,229	3,761
76,341	173,171
244,071	494,447
14,831	14,970
38,726	67,949
908,209	1,695,064
(507,780)	(867,104)
—	—
400,429	827,960
552,922	1,686,407

—	—
5,843,929	9,133,243
—	—
—	—
1,780,954	2,985,100
6,276,724	10,548,517
—	—

—	—
$13,901,607	$22,666,860
$14,454,529	$24,353,267
$—	$—

33

Statements of Changes in Net Assets

	Touchstone Dynamic Equity Fund
	For the	For the
	Year	Five Months	For the
	Ended	Ended	Year
	December 31,	December 31,	Ended
	2013	2012(A)	July 31, 2012
From Operations
Net investment income (loss)	$222,072	$259,349	$(409,958)
Net realized gains (losses) on investments, written options, securities sold short and capital gain distributions received	11,148,928	(307,770)	3,827,422
Net change in unrealized appreciation (depreciation) on investments, written options and securities sold short	(136,692)	(1,019,180)	2,431,040
Change in Net Assets from Operations	11,234,308	(1,067,601)	5,848,504

Distributions to Shareholders from:
Net investment income, Class A	—	—	(151,828)
Net investment income, Class C	—	—	(59,199)
Net investment income, Class Y	(8,135)	—	—
Net investment income, Class Z	—	—	(303,846)
Net investment income, Institutional Class	(7,882)	—	(17)
Net realized gains, Class A	—	—	—
Net realized gains, Class C	—	—	—
Net realized gains, Class Y	—	—	—
Net realized gains, Institutional Class	—	—	—
Total Distributions	(16,017)	—	(514,890)

Net Increase (Decrease) from Share Transactions(B)	(13,127,797)	8,301,265	(13,768,800)

Total Increase (Decrease) in Net Assets	(1,909,506)	7,233,664	(8,435,186)

Net Assets
Beginning of period	67,059,124	59,825,460	68,260,646
End of period	$65,149,618	$67,059,124	$59,825,460
Accumulated Net Investment Income (Loss)	$423,004	$15,903	$(386,369)

(A)	The Fund changed its fiscal year from July 31 to December 31. See Note 11 in the Notes to Financial Statements.
(B)	For details on share transaction by class, see statements of changes in net assets - capital stock activity on pages 38 to 40.

See accompanying Notes to Financial Statements.

34

Statements of Changes in Net Assets (Continued)

Touchstone Balanced Allocation Fund			Touchstone Conservative Allocation Fund
For the	For the		For the	For the
Year	Five Months	For the	Year	Five Months	For the
Ended	Ended	Year	Ended	Ended	Year
December 31,	December 31,	Ended	December 31,	December 31,	Ended
2013	2012(A)	July 31, 2012	2013	2012(A)	July 31, 2012

$1,623,082	$1,417,962	$567,559	$1,185,767	$693,271	$535,072

7,573,700	5,632,070	5,462,607	1,961,058	3,844,351	3,112,528

6,379,801	(3,322,821)	(5,042,105)	1,089,766	(3,335,699)	(2,902,390)
15,576,583	3,727,211	988,061	4,236,591	1,201,923	745,210

(888,587)	(751,006)	(164,728)	(493,274)	(479,405)	(135,704)
(425,415)	(585,993)	(414,996)	(193,431)	(376,396)	(266,757)
(803,034)	(998,571)	—	(577,063)	(456,004)	(7,041)
—	—	(27,150)	—	—	(43,132)
(734)	(707)	(477)	(7,428)	(34,395)	(136,455)
—	(1,250,595)	—	—	(1,422,514)	—
—	(989,596)	—	—	(773,349)	—
—	(1,701,479)	—	—	(1,620,816)	—
—	(783)	—	—	(52,524)	—
(2,117,770)	(6,278,730)	(607,351)	(1,271,196)	(5,215,403)	(589,089)

(30,845,583)	87,474,773	(15,492,104)	(24,984,211)	60,408,531	(10,055,229)

(17,386,770)	84,923,254	(15,111,394)	(22,018,816)	56,395,051	(9,899,108)

134,467,075	49,543,821	64,655,215	85,462,768	29,067,717	38,966,825
$117,080,305	$134,467,075	$49,543,821	$63,443,952	$85,462,768	$29,067,717
$12,326	$—	$271,112	$4,479	$—	$359,301

35

Statements of Changes in Net Assets (Continued)

	Touchstone Growth Allocation Fund
	For the	For the Five
	Year	Months	For the
	Ended	Ended	Year
	December 31,	December 31,	Ended
	2013	2012(A)	July 31, 2012
From Operations
Net investment income	$552,922	$850,224	$269,656
Net realized gains on investments and capital gain distributions received	7,624,883	4,772,422	2,532,790
Net change in unrealized appreciation (depreciation) on investments	6,276,724	(1,824,714)	(3,917,579)
Change in Net Assets from Operations	14,454,529	3,797,932	(1,115,133)

Distributions to Shareholders from:
Net investment income, Class A	(552,769)	(646,035)	(114,772)
Net investment income, Class C	(284,682)	(450,497)	(44,632)
Net investment income, Class Y	(389,522)	(503,325)	—
Net investment income, Class Z	—	—	(20,102)
Net investment income, Institutional Class	(451)	(901)	(983)
Net realized gains, Class A	(203,688)	—	—
Net realized gains, Class C	(171,688)	—	—
Net realized gains, Class Y	(122,883)	—	—
Net realized gains, Institutional Class	(147)	—	—
Total Distributions	(1,725,830)	(1,600,758)	(180,489)

Net Increase (Decrease) from Share Transactions(B)	(26,047,307)	46,019,976	(14,968,001)

Total Increase (Decrease) in Net Assets	(13,318,608)	48,217,150	(16,263,623)

Net Assets
Beginning of period	83,398,915	35,181,765	51,445,388
End of period	$70,080,307	$83,398,915	$35,181,765
Accumulated Net Investment Income	$10,678	$—	$269,645

(A)	The Fund changed its fiscal year from July 31 to December 31. See Note 11 in the Notes to Financial Statements.
(B)	For details on share transaction by class, see statements of changes in net assets - capital stock activity on pages 41 to 42.

See accompanying Notes to Financial Statements.

36

Statements of Changes in Net Assets (Continued)

Touchstone Moderate Growth Allocation Fund
For the	For the Five
Year	Months	For the
Ended	Ended	Year
December 31,	December 31,	Ended
2013	2012(A)	July 31, 2012

$1,686,407	$1,697,720	$569,460
12,118,343	13,038,497	4,106,912
10,548,517	(8,653,626)	(4,637,598)
24,353,267	6,082,591	38,774

(1,327,579)	(1,238,170)	(237,914)
(669,021)	(772,314)	(314,758)
(716,754)	(880,957)	—
—	—	(20,136)
(216)	(254)	(127)
—	(1,119,959)	—
—	(769,189)	—
—	(855,859)	—
—	(131)	—
(2,713,570)	(5,636,833)	(572,935)

(37,159,833)	99,907,478	(17,225,588)

(15,520,136)	100,353,236	(17,759,749)

163,812,970	63,459,734	81,219,483
$148,292,834	$163,812,970	$63,459,734
$11,411	$—	$392,606

37

Statements of Changes in Net Assets - Capital Stock Activity

	Touchstone Dynamic Equity Fund
	For the Year		For the Five Months		For the Year
	Ended		Ended		Ended
	December 31, 2013		December 31, 2012(A)		July 31, 2012
	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares sold	374,104	$4,480,414	113,667	$1,270,554	97,187	$1,023,913
Cost of Shares redeemed in connection with merger(B)	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	12,141	127,964
Redemption fees	—	—	—	—	—	22
Cost of Shares redeemed	(671,945)	(8,052,047)	(252,268)	(2,812,907)	(799,021)	(8,368,813)
Change in Net Assets from Class A Share Transactions	(297,841)	(3,571,633)	(138,601)	(1,542,353)	(689,693)	(7,216,914)
Class C
Proceeds from Shares sold	52,021	605,939	11,073	118,005	38,462	411,299
Cost of Shares redeemed in connection with merger(B)	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	2,418	24,273
Redemption fees	—	—	—	—	—	14
Cost of Shares redeemed	(217,239)	(2,471,586)	(113,949)	(1,211,134)	(396,981)	(3,980,527)
Change in Net Assets from Class C Share Transactions	(165,218)	(1,865,647)	(102,876)	(1,093,129)	(356,101)	(3,544,941)
Class Y
Proceeds from Shares sold	1,090,242	13,522,101	17,727	201,695	115,845	1,254,036
Proceeds from Shares issued in connection with merger(B)	—	—	—	—	2,239,679	21,354,181
Reinvestment of distributions	549	7,337	—	—	—	—
Cost of Shares redeemed	(1,109,120)	(13,620,139)	(318,203)	(3,604,761)	(236,539)	(2,604,497)
Change in Net Assets from Class Y Share Transactions	(18,329)	(90,701)	(300,476)	(3,403,066)	2,118,985	20,003,720
Class Z
Proceeds from Shares sold	—	—	—	—	685,868	7,058,978
Reinvestment of distributions	—	—	—	—	26,540	283,182
Redemption fees	—	—	—	—	—	30
Cost of Shares redeemed	—	—	—	—	(1,407,539)	(14,954,589)
Cost of Shares redeemed in connection with merger(B)	—	—	—	—	(2,239,679)	(21,354,181)
Change in Net Assets from Class Z Share Transactions	—	—	—	—	(2,934,810)	(28,966,580)
Institutional Class
Proceeds from Shares sold	33,833	417,533	1,329,419	15,304,513	623,310	6,847,071
Reinvestment of distributions	589	7,882	—	—	1	17
Redemption fees	—	—	—	—	—	8
Cost of Shares redeemed	(663,484)	(8,025,231)	(84,149)	(964,700)	(80,747)	(891,181)
Change in Net Assets from Institutional Class Share Transactions	(629,062)	(7,599,816)	1,245,270	14,339,813	542,564	5,955,915
Net Increase (Decrease) from Share Transactions	(1,110,450)	$(13,127,797)	703,317	$8,301,265	(1,319,055)	$(13,768,800)

(A)	The Fund changed its fiscal year from July 31 to December 31. See Note 11 in the Notes to Financial Statements.
(B)	See Note 11 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

38

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Balanced Allocation Fund
For the Year		For the Five Months		For the Year
Ended		Ended		Ended
December 31, 2013		December 31, 2012(A)		July 31, 2012
Shares	Dollars	Shares	Dollars	Shares	Dollars

280,981	$3,311,134	133,156	$1,512,715	51,372	$555,561

—	—	3,650,589	41,600,137	—	—
67,601	815,079	160,880	1,794,307	11,764	124,335
—	—	—	—	—	—
(1,019,792)	(12,047,014)	(411,962)	(4,677,019)	(329,730)	(3,549,105)

(671,210)	(7,920,801)	3,532,663	40,230,140	(266,594)	(2,869,209)

135,642	1,604,319	93,366	1,049,120	111,052	1,192,025

—	—	191,231	2,174,823	—	—
23,260	283,302	91,476	1,018,509	24,035	254,301
—	—	—	—	—	9
(628,273)	(7,414,630)	(385,238)	(4,344,101)	(1,239,184)	(13,462,919)

(469,371)	(5,527,009)	(9,165)	(101,649)	(1,104,097)	(12,016,584)

514,994	6,094,088	301,709	3,426,829	4,552	49,425

—	—	6,276,974	71,649,327	114,668	1,301,456
63,081	758,122	234,665	2,620,777	—	—
(2,051,080)	(24,250,717)	(2,704,435)	(30,352,141)	(4,343)	(47,913)

(1,473,005)	(17,398,507)	4,108,913	47,344,792	114,877	1,302,968

—	—	—	—	8,853	96,418
—	—	—	—	1,293	13,562
—	—	—	—	—	—
—	—	—	—	(64,331)	(716,348)

—	—	—	—	(114,668)	(1,301,456)

—	—	—	—	(168,853)	(1,907,824)

—	—	—	—	35	372
61	734	134	1,490	19	205
—	—	—	—	—	—
—	—	—	—	(197)	(2,032)

61	734	134	1,490	(143)	(1,455)

(2,613,525)	$(30,845,583)	7,632,545	$87,474,773	(1,424,810)	$(15,492,104)

39

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone Conservative Allocation Fund
	For the Year		For the Five Months		For the Year
	Ended		Ended		Ended
	December 31, 2013		December 31, 2012(A)		July 31, 2012
	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares sold	462,199	$4,982,787	182,352	$1,984,226	435,959	$4,679,336
Proceeds from Shares issued in connection with merger(B)	—	—	2,370,245	26,062,498	—	—
Reinvestment of distributions	37,844	407,407	140,042	1,482,044	8,431	89,062
Redemption fees	—	—	—	—	—	—
Cost of Shares redeemed	(1,364,874)	(14,641,844)	(324,849)	(3,545,483)	(698,325)	(7,410,892)
Change in Net Assets from Class A Share Transactions	(864,831)	(9,251,650)	2,367,790	25,983,285	(253,935)	(2,642,494)
Class C
Proceeds from Shares sold	98,690	1,052,995	87,113	933,883	120,414	1,289,950
Proceeds from Shares issued in connection with merger(B)	—	—	161,697	1,770,015	—	—
Reinvestment of distributions	12,887	138,300	75,779	801,084	15,629	163,870
Cost of Shares redeemed	(426,779)	(4,586,185)	(170,909)	(1,856,950)	(419,692)	(4,493,992)
Change in Net Assets from Class C Share Transactions	(315,202)	(3,394,890)	153,680	1,648,032	(283,649)	(3,040,172)
Class Y
Proceeds from Shares sold	697,450	7,531,888	170,254	1,861,753	6,373	68,638
Proceeds from Shares issued in connection with merger(B)	—	—	3,465,392	38,120,235	197,512	2,081,642
Reinvestment of distributions	49,467	532,491	191,804	2,030,304	527	5,686
Cost of Shares redeemed	(1,794,484)	(19,263,173)	(851,598)	(9,144,512)	(8,160)	(88,920)
Change in Net Assets from Class Y Share Transactions	(1,047,567)	(11,198,794)	2,975,852	32,867,780	196,252	2,067,046
Class Z
Proceeds from Shares sold	—	—	—	—	169,193	1,789,083
Reinvestment of distributions	—	—	—	—	3,396	35,873
Cost of Shares redeemed	—	—	—	—	(101,097)	(1,080,371)
Cost of Shares redeemed in connection with merger(B)	—	—	—	—	(197,512)	(2,081,642)
Change in Net Assets from Class Z Share Transactions	—	—	—	—	(126,020)	(1,337,057)
Institutional Class
Proceeds from Shares sold	1,241	13,469	—	—	12,061	130,383
Reinvestment of distributions	593	6,326	8,105	86,416	12,914	136,455
Cost of Shares redeemed	(108,251)	(1,158,672)	(16,235)	(176,982)	(496,227)	(5,369,390)
Change in Net Assets from Institutional Class Share Transactions	(106,417)	(1,138,877)	(8,130)	(90,566)	(471,252)	(5,102,552)
Net Increase (Decrease) from Share Transactions	(2,334,017)	$(24,984,211)	5,489,192	$60,408,531	(938,604)	$(10,055,229)

(A)	The Fund changed its fiscal year from July 31 to December 31. See Note 11 in the Notes to Financial Statements.
(B)	See Note 11 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

40

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Growth Allocation Fund
For the Year		For the Five Months		For the Year
Ended		Ended		Ended
December 31, 2013		December 31, 2012(A)		July 31, 2012
Shares	Dollars	Shares	Dollars	Shares	Dollars

144,721	$1,858,211	83,538	$975,036	55,210	$587,614

—	—	1,982,555	23,010,705	—	—
50,827	695,151	50,396	581,838	9,788	101,796
—	—	—	—	—	2
(753,611)	(9,731,501)	(355,247)	(4,130,048)	(344,708)	(3,716,622)

(558,063)	(7,178,139)	1,761,242	20,437,531	(279,710)	(3,027,210)

156,664	1,958,269	25,816	286,872	66,499	633,936

—	—	86,836	971,379	—	—
24,735	326,028	29,133	323,605	3,080	30,774
(498,883)	(6,235,592)	(236,712)	(2,642,774)	(920,431)	(9,388,471)

(317,484)	(3,951,295)	(94,927)	(1,060,918)	(850,852)	(8,723,761)

349,010	4,506,727	92,145	1,085,271	9,691	107,236

—	—	2,547,823	29,855,473	68,967	732,300
36,184	496,016	40,877	478,642	—	—
(1,538,044)	(19,907,914)	(407,565)	(4,791,580)	(1,606)	(17,612)

(1,152,850)	(14,905,171)	2,273,280	26,627,806	77,052	821,924

—	—	—	—	7,102	75,977
—	—	—	—	1,071	11,260
—	—	—	—	(246,979)	(2,681,751)

—	—	—	—	(68,967)	(732,300)

—	—	—	—	(307,773)	(3,326,814)

329	3,691	1,400	15,008	623	6,895
48	598	85	901	100	983
(1,497)	(16,991)	(32)	(352)	(67,704)	(720,018)

(1,120)	(12,702)	1,453	15,557	(66,981)	(712,140)

(2,029,517)	$(26,047,307)	3,941,048	$46,019,976	(1,428,264)	$(14,968,001)

41

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone Moderate Growth Allocation Fund
	For the Year		For the Five Months		For the Year
	Ended		Ended		Ended
	December 31, 2013		December 31, 2012(A)		July 31, 2012
	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares sold	281,126	$3,458,840	129,646	$1,475,971	97,822	$1,064,952
Proceeds from Shares issued in connection with merger(B)	—	—	5,396,673	61,461,849	—	—
Reinvestment of distributions	94,159	1,194,334	187,033	2,104,863	19,053	196,629
Redemption fees	—	—	—	—	—	2
Cost of Shares redeemed	(1,434,032)	(17,450,279)	(771,111)	(8,774,777)	(448,546)	(4,814,500)
Change in Net Assets from Class A Share Transactions	(1,058,747)	(12,797,105)	4,942,241	56,267,906	(331,671)	(3,552,917)
Class C
Proceeds from Shares sold	141,827	1,718,675	106,912	1,194,059	133,586	1,407,737
Proceeds from Shares issued in connection with merger(B)	—	—	221,281	2,482,569	—	—
Reinvestment of distributions	34,847	440,284	88,949	985,199	18,947	192,127
Redemption fees	—	—	—	—	—	1
Cost of Shares redeemed	(697,559)	(8,395,893)	(381,823)	(4,268,695)	(1,411,866)	(14,742,597)
Change in Net Assets from Class C Share Transactions	(520,885)	(6,236,934)	35,319	393,132	(1,259,333)	(13,142,732)
Class Y
Proceeds from Shares sold	488,950	6,004,836	214,196	2,459,768	14,400	155,956
Proceeds from Shares issued in connection with merger(B)	—	—	4,909,444	56,310,746	59,133	690,081
Reinvestment of distributions	52,336	664,249	146,774	1,665,234	—	—
Cost of Shares redeemed	(2,041,647)	(24,795,095)	(1,507,596)	(17,189,693)	(5,646)	(61,748)
Change in Net Assets from Class Y Share Transactions	(1,500,361)	(18,126,010)	3,762,818	43,246,055	67,887	784,289
Class Z
Proceeds from Shares sold	—	—	—	—	5,102	56,108
Reinvestment of distributions	—	—	—	—	1,101	11,461
Cost of Shares redeemed	—	—	—	—	(61,849)	(691,938)
Cost of Shares redeemed in connection with merger(B)	—	—	—	—	(59,133)	(690,081)
Change in Net Assets from Class Z Share Transactions	—	—	—	—	(114,779)	(1,314,450)
Institutional Class
Proceeds from Shares sold	—	—	—	—	9	100
Reinvestment of distributions	17	216	34	385	12	127
Cost of Shares redeemed	—	—	—	—	—	(5)
Change in Net Assets from Institutional Class Share Transactions	17	216	34	385	21	222
Net Increase (Decrease) from Share Transactions	(3,079,976)	$(37,159,833)	8,740,412	$99,907,478	(1,637,875)	$(17,225,588)

(A)	The Fund changed its fiscal year from July 31 to December 31. See Note 11 in the Notes to Financial Statements.
(A)	See Note 11 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

42

Statement of Cash Flows

For the Year December 31, 2013

Touchstone
Dynamic
Equity
Fund
Cash Flows Provided by Operating Activities

Change in net assets resulting from operations	$11,234,308

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(293,557,300)
Proceeds from disposition of investments	314,659,555
Net proceeds from purchased options	234,031
Premiums on call and put options written	21,623,631
Costs to cover written options	(26,275,434)
Proceeds from securities sold short	77,297,695
Covers of securities sold short	(82,210,118)
Net sales of short term securities	1,305,861
Cash received from litigation claim	9,000
Increase in deposits with Prime Broker	(560,814)
Increase in dividends and interest receivable	(6,653)
Increase in dividends for securities sold short payable	211,235
Increase in payable to Trustees	6,054
Increase in payable to Investment Advisor	11,272
Increase in payable to other affiliates	583
Decrease in other accrued expenses and liabilities	(12,135)
Decrease in other assets	19,583
Net realized (gain) from investments	(19,390,504)
Net realized (gain) loss from written options	4,350,800
Net realized loss from securities sold short	3,890,776
Net change in unrealized (appreciation) depreciation on investments	(1,502,323)
Net change in unrealized (appreciation) depreciation on written options	596,298
Net change in unrealized (appreciation) depreciation on securities sold short	1,042,717
Net cash provided by operating activities	12,978,118

Cash Flows from Financing Activities
Increase in bank overdrafts	3,572
Proceeds from shares sold	19,090,751
Cash distributions paid	(798)
Payment of shares redeemed	(32,071,643)
Net cash used in financing activities	(12,978,118)
Net change in cash	—

Cash - beginning of the period	—
Cash - end of period	$—

Supplemental disclosure of cash flow information:
Reinvestment of dividends and distributions	$15,219

See accompanying Notes to Financial Statements.

43

Financial Highlights

Touchstone Dynamic Equity Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

Five
Year	Months
Ended	Ended
December 31,	December 31,	Year Ended July 31,
2013	2012(A)	2012	2011	2010	2009
Net asset value at beginning of period	$11.05	$11.20	$10.26	$9.02	$8.68	$11.88
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.04	(B)	(0.07	)(B)	0.06	(B)	0.05	(B)	0.02	(B)
Net realized and unrealized gains (losses) on investments	2.06	(0.19)	1.09	1.18	0.29	(3.22)
Total from investment operations	2.10	(0.15)	1.02	1.24	0.34	(3.20)
Distributions from:
Net investment income	—	—	(0.08)	—	—	—
Realized capital gains	—	—	—	—	—	—
Total distributions	—	—	(0.08)	—	—	—
Net asset value at end of period	$13.15	$11.05	$11.20	$10.26	$9.02	$8.68
Total return(C)	19.01%	(1.34	%)(D)	10.00%	13.75%	3.92%	(26.94%)
Ratios and supplemental data:
Net assets at end of period (000's)	$15,300	$16,156	$17,919	$23,505	$38,274	$83,169
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(E)	2.21%	2.46	%(F)	2.80%	1.82%	1.78%	2.07%
Gross expenses (including dividend expense on securities sold short)(G)	2.41%	2.65	%(F)	3.08%	2.16%	2.27%	2.41%
Net investment income (loss)	0.30%	0.88	%(F)	(0.63%)	0.66%	0.52%	0.24%
Portfolio turnover rate	382%	105	%(D)	234%	231%	168%	195%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 11 in Notes to Financial Statements.
(B)	The net investment income per share is based on average shares outstanding for the period.

(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 1.55%, 1.55%, 1.55%, 1.66%, 1.65% and 1.71% for the year ended December 31, 2013, period ended December 31, 2012 and years ended July 31, 2012, 2011, 2010 and 2009, respectively.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 1.75%, 1.74%, 1.82%, 2.00%, 2.14% and 2.05% for the year ended December 31, 2013, the period ended December 31, 2012 and years ended July 31, 2012, 2011, 2010 and 2009, respectively.

See accompanying Notes to Financial Statements.

44

Financial Highlights (Continued)

Touchstone Dynamic Equity Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

		Five
	Year	Months
	Ended	Ended
	December 31,	December 31,		Year Ended July 31,
	2013	2012(A)		2012		2011		2010		2009
Net asset value at beginning of period	$10.46	$10.63		$9.79		$8.67		$8.40		$11.59
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	0.01	(B)	(0.14	)(B)	(0.01	)(B)	(0.02	)(B)	(0.05	)(B)
Net realized and unrealized gains (losses) on investments	1.97	(0.18)		1.03		1.13		0.29		(3.14)
Total from investment operations	1.89	(0.17)		0.89		1.12		0.27		(3.19)
Distributions from:
Net investment income	—	—		(0.05)		—		—		—
Realized capital gains	—	—		—		—		—		—
Total distributions	—	—		(0.05)		—		—		—
Net asset value at end of period	$12.35	$10.46		$10.63		$9.79		$8.67		$8.40
Total return(C)	18.07%	(1.60	%)(D)	9.09%		12.92%		3.21%		(27.52%)
Ratios and supplemental data:
Net assets at end of period (000's)	$10,261	$10,420		$11,684		$14,243		$20,558		$51,879
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(E)	2.96%	3.21	%(F)	3.55%		2.57%		2.53%		2.82%
Gross expenses (including dividend expense on securities sold short)(G)	3.20%	3.48	%(F)	3.75%		2.78%		2.91%		2.97%
Net investment income (loss)	(0.45%)	0.13	%(F)	(1.38%)		(0.10%)		(0.23%)		(0.52%)
Portfolio turnover rate	382%	105	%(D)	234%		231%		168%		195%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 11 in Notes to Financial Statements.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 2.30%, 2.30%, 2.30%, 2.41%, 2.40% and 2.46% for the year ended December 31, 2013, period ended December 31, 2012 and years ended July 31, 2012, 2011, 2010 and 2009, respectively.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 2.54%, 2.57%, 2.50%, 2.62%, 2.78% and 2.61% for the year ended December 31, 2013, period ended December 31, 2012 and years ended July 31, 2012, 2011, 2010 and 2009, respectively.

See accompanying Notes to Financial Statements.

45

Financial Highlights (Continued)

Touchstone Dynamic Equity Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

Five
Year	Months
Ended	Ended
December 31,	December 31,	Year Ended July 31, 2013
2013	2012(A)	2012	2011	2010	2009
Net asset value at beginning of period	$11.22	$11.35	$10.40	$9.11	$8.75	$11.94
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.05	(B)	(0.04	)(B)	0.08	(B)	0.07	(B)	0.04	(B)
Net realized and unrealized gains (losses) on investments	2.08	(0.18)	1.09	1.21	0.29	(3.23)
Total from investment operations	2.15	(0.13)	1.05	1.29	0.36	(3.19)
Distributions from:
Net investment income	—	(C)	—	(0.10)	—	—	—
Realized capital gains	—	—	—	—	—	—
Total distributions	—	—	(0.10)	—	—	—
Net asset value at end of period	$13.37	$11.22	$11.35	$10.40	$9.11	$8.75
Total return	19.20%	(1.15	%)(D)	10.14%	14.16%	4.11%	(26.72%)
Ratios and supplemental data:
Net assets at end of period (000's)	$24,066	$20,397	$24,054	$30,511	$22,347	$29,734
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(E)	1.96%	2.21	%(F)	2.56%	1.59%	1.52%	1.81%
Gross expenses (including dividend expense on securities sold short)(G)	1.95%	2.31	%(F)	2.60%	1.68%	1.68%	1.97%
Net investment income (loss)	0.55%	1.13	%(F)	(0.38%)	0.77%	0.81%	0.45%
Portfolio turnover rate	382%	105	%(D)	234%	231%	168%	195%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 11 in Notes to Financial Statements.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	Amount rounds to less than $0.0005 per share.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 1.30%, 1.30%, 1.30%, 1.42%, 1.40% and 1.46% for the year ended December 31, 2013, period ended December 31, 2012 and years ended July 31, 2012, 2011, 2010 and 2009, respectively.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 1.29%, 1.40%, 1.35%, 1.51%, 1.56% and 1.62% for the year ended December 31, 2013, period ended December 31, 2012 and years ended July 31, 2012, 2011, 2010 and 2009, respectively.

See accompanying Notes to Financial Statements.

46

Financial Highlights (Continued)

Touchstone Dynamic Equity Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period
Five
Year	Months
Ended	Ended
December 31,	December 31,	Year Ended July 31,
2013	2012(A)	2012	2011	2010	2009
Net asset value at beginning of period	$11.23	$11.36	$10.40	$9.12	$8.76	$11.96
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.06	(B)	(0.04	)(B)	0.09	(B)	0.11	(B)	0.05	(B)
Net realized and unrealized gains (losses) on investments	2.05	(0.19)	1.10	1.19	0.25	(3.25)
Total from investment operations	2.17	(0.13)	1.06	1.28	0.36	(3.20)
Distributions from:
Net investment income	(0.01)	—	(0.10)	—	—	—
Realized capital gains	—	—	—	—	—	—
Total distributions	(0.01)	—	(0.10)	—	—	—
Net asset value at end of period	$13.39	$11.23	$11.36	$10.40	$9.12	$8.76
Total return	19.29%	(1.15	%)(C)	10.27%	14.04%	4.11%	(26.76%)
Ratios and supplemental data:
Net assets at end of period (000's)	$15,523	$20,085	$6,168	$2	$2	$12,547
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(D)	1.91%	2.16	%(E)	2.50%	1.52%	1.41%	1.77%
Gross expenses (including dividend expense on securities sold short)(F)	1.95%	2.18	%(E)	2.95%	816.82%	2.84%	1.87%
Net investment income (loss)	0.60%	1.18	%(E)	(0.33%)	0.92%	1.31%	0.55%
Portfolio turnover rate	382%	105	%(C)	234%	231%	168%	195%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 11 in Notes to Financial Statements.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	Not annualized.
(D)	The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 1.25%, 1.25%, 1.25%, 1.35%, 1.36% and 1.41% for the year ended December 31, 2013, period ended December 31, 2012 and years ended July 31, 2012, 2011, 2010 and 2009, respectively.
(E)	Annualized.
(F)	The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 1.29%, 1.27%, 1.70%, 816.65%, 2.79% and 1.51% for the year ended December 31, 2013, period ended December 31, 2012 and years ended July 31, 2012, 2011, 2010 and 2009, respectively.

See accompanying Notes to Financial Statements.

47

Financial Highlights (Continued)

Touchstone Balanced Allocation Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period
Five
Year	Months
Ended	Ended
December 31,	December 31,	Year Ended July 31,
2013	2012(A)	2012	2011	2010	2009
Net asset value at beginning of period	$11.13	$11.18	$11.03	$9.99	$9.28	$11.27
Income (loss) from investment operations:
Net investment income	0.17	0.13	(B)	0.17	(B)	0.18	(B)	0.22	(B)	0.29	(B)
Net realized and unrealized gains (losses) on investments	1.30	0.35	0.14	1.13	0.80	(1.46)
Total from investment operations	1.47	0.48	0.31	1.31	1.02	(1.17)
Distributions from:
Net investment income	(0.23)	(0.24)	(0.16)	(0.27)	(0.31)	(0.36)
Realized capital gains	—	(0.29)	—	—	—	(0.46)
Total distributions	(0.23)	(0.53)	(0.16)	(0.27)	(0.31)	(0.82)
Net asset value at end of period	$12.37	$11.13	$11.18	$11.03	$9.99	$9.28
Total return(C)	13.28%	4.37	%(D)	2.89%	13.21%	10.99%	(9.30%)
Ratios and supplemental data:
Net assets at end of period (000's)	$46,285	$49,118	$9,839	$12,650	$21,312	$25,356
Ratio to average net assets:
Net expenses(E)	0.35%	0.41	%(F)	0.64%	0.64%	0.64%	0.65%
Gross expenses(E)	0.86%	0.83	%(F)	0.97%	0.94%	0.93%	0.79%
Net investment income(E)	1.42%	2.75	%(F)	1.58%	1.71%	2.26%	3.30%
Portfolio turnover rate	32%	74	%(D)(G)	76%	6%	33%	30%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 11 in Notes to Financial Statements.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	Ratio does not include income and expenses of the underlying funds.
(F)	Annualized.
(G)	Portfolio turnover excludes the purchases and sales of the Acquired Funds (see Note 11). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

48

Financial Highlights (Continued)

Touchstone Balanced Allocation Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period
Five
Year	Months
Ended	Ended
December 31,	December 31,	Year Ended July 31,
2013	2012(A)	2012	2011	2010	2009
Net asset value at beginning of period	$11.12	$11.14	$11.01	$9.97	$9.26	$11.17
Income (loss) from investment operations:
Net investment income	0.08	0.09	(B)	0.09	(B)	0.10	(B)	0.15	(B)	0.22	(B)
Net realized and unrealized gains (losses) on investments	1.30	0.35	0.14	1.13	0.79	(1.44)
Total from investment operations	1.38	0.44	0.23	1.23	0.94	(1.22)
Distributions from:
Net investment income	(0.14)	(0.17)	(0.10)	(0.19)	(0.23)	(0.23)
Realized capital gains	—	(0.29)	—	—	—	(0.46)
Total distributions	(0.14)	(0.46)	(0.10)	(0.19)	(0.23)	(0.69)
Net asset value at end of period	$12.36	$11.12	$11.14	$11.01	$9.97	$9.26
Total return(C)	12.45%	4.03	%(D)	2.13%	12.41%	10.19%	(10.00%)
Ratios and supplemental data:
Net assets at end of period (000's)	$36,681	$38,226	$38,388	$50,108	$59,480	$77,330
Ratio to average net assets:
Net expenses(E)	1.10%	1.16	%(F)	1.39%	1.39%	1.39%	1.40%
Gross expenses(E)	1.58%	1.60	%(F)	1.59%	1.59%	1.62%	1.51%
Net investment income(E)	0.67%	2.00	%(F)	0.84%	0.98%	1.51%	2.46%
Portfolio turnover rate	32%	74	%(D)(G)	76%	6%	33%	30%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 11 in Notes to Financial Statements.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	Ratio does not include income and expenses of the underlying funds.
(F)	Annualized.
(G)	Portfolio turnover excludes the purchases and sales of the Acquired Funds (see Note 11). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

49

Financial Highlights (Continued)

Touchstone Balanced Allocation Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period
Five
Year	Months
Ended	Ended
December 31,	December 31,	Year Ended July 31,
2013	2012(A)	2012	2011	2010	2009
Net asset value at beginning of period	$11.15	$11.21	$11.05	$10.01	$9.30	$11.31
Income (loss) from investment operations:
Net investment income	0.22	0.14	(B)	0.20	(B)	0.23	(B)	0.24	(B)	0.31	(B)
Net realized and unrealized gains (losses) on investments	1.28	0.35	0.14	1.11	0.80	(1.46)
Total from investment operations	1.50	0.49	0.34	1.34	1.04	(1.15)
Distributions from:
Net investment income	(0.26)	(0.26)	(0.18)	(0.30)	(0.33)	(0.40)
Realized capital gains	—	(0.29)	—	—	—	(0.46)
Total distributions	(0.26)	(0.55)	(0.18)	(0.30)	(0.33)	(0.86)
Net asset value at end of period	$12.39	$11.15	$11.21	$11.05	$10.01	$9.30
Total return	13.54%	4.45	%(C)	3.18%	13.49%	11.25%	(9.00%)
Ratios and supplemental data:
Net assets at end of period (000's)	$34,079	$47,092	$1,287	$1,866	$929	$672
Ratio to average net assets:
Net expenses(D)	0.10%	0.16	%(E)	0.39%	0.39%	0.39%	0.40%
Gross expenses(D)	0.59%	0.52	%(E)	1.40%	1.41%	2.28%	1.41%
Net investment income(D)	1.67%	3.00	%(E)	1.84%	2.11%	2.46%	3.53%
Portfolio turnover rate	32%	74	%(C)(F)	76%	6%	33%	30%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 11 in Notes to Financial Statements.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	Not annualized.
(D)	Ratio does not include income and expenses of the underlying funds.
(E)	Annualized.
(F)	Portfolio turnover excludes the purchases and sales of the Acquired Funds (see Note 11). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

50

Financial Highlights (Continued)

Touchstone Balanced Allocation Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period
Five
Year	Months
Ended	Ended
December 31,	December 31,	Year Ended July 31,
2013	2012(A)	2012	2011	2010	2009
Net asset value at beginning of period	$11.10	$11.16	$11.00	$9.97	$9.26	$11.28
Income (loss) from investment operations:
Net investment income	0.20	0.14	(B)	0.20	(B)	0.21	(B)	0.35	(B)	0.30	(B)
Net realized and unrealized gains (losses) on investments	1.29	0.35	0.14	1.12	0.69	(1.46)
Total from investment operations	1.49	0.49	0.34	1.33	1.04	(1.16)
Distributions from:
Net investment income	(0.26)	(0.26)	(0.18)	(0.30)	(0.33)	(0.40)
Realized capital gains	—	(0.29)	—	—	—	(0.46)
Total distributions	(0.26)	(0.55)	(0.18)	(0.30)	(0.33)	(0.86)
Net asset value at end of period	$12.33	$11.10	$11.16	$11.00	$9.97	$9.26
Total return	13.51%	4.47	%(C)	3.19%	13.44%	11.29%	(9.13%)
Ratios and supplemental data:
Net assets at end of period (000's)	$35	$31	$30	$31	$27	$2,011
Ratio to average net assets:
Net expenses(D)	0.11%	0.16	%(E)	0.39%	0.39%	0.39%	0.40%
Gross expenses(D)	63.11%	56.07	%(E)	28.86%	46.94%	2.29%	0.58%
Net investment income(D)	1.66%	3.00	%(E)	1.85%	1.97%	3.55%	3.35%
Portfolio turnover rate	32%	74	%(C)(F)	76%	6%	33%	30%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 11 in Notes to Financial Statements.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	Not annualized.
(D)	Ratio does not include income and expenses of the underlying funds.
(E)	Annualized.
(F)	Portfolio turnover excludes the purchases and sales of the Acquired Funds (see Note 11). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

51

Financial Highlights (Continued)

Touchstone Conservative Allocation Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period
		Five
	Year	Months
	Ended	Ended
	December 31,	December 31,		Year Ended July 31,
	2013	2012(A)		2012	2011	2010	2009
Net asset value at beginning of period	$10.50	$10.98		$10.87	$10.38	$9.84	$10.76
Income (loss) from investment operations:
Net investment income(B)	0.19	0.10		0.21	0.26	0.34	0.48
Net realized and unrealized gains (losses) on investments	0.45	0.17		0.13	0.64	0.66	(0.61)
Total from investment operations	0.64	0.27		0.34	0.90	1.00	(0.13)
Distributions from:
Net investment income	(0.21)	(0.28)		(0.23)	(0.41)	(0.46)	(0.57)
Realized capital gains	—	(0.47)		—	—	—	(0.22)
Total distributions	(0.21)	(0.75)		(0.23)	(0.41)	(0.46)	(0.79)
Net asset value at end of period	$10.93	$10.50		$10.98	$10.87	$10.38	$9.84
Total return(C)	6.14%	2.47	%(D)	3.23%	8.81%	10.27%	(0.49%)
Ratios and supplemental data:
Net assets at end of period (000's)	$24,857	$32,965		$8,466	$11,138	$12,141	$13,632
Ratio to average net assets:
Net expenses(E)	0.35%	0.40	%(F)	0.61%	0.61%	0.61%	0.65%
Gross expenses(E)	0.89%	0.85	%(F)	1.02%	0.91%	0.94%	0.86%
Net investment income(E)	1.74%	2.28	%(F)	1.95%	2.43%	3.36%	5.09%
Portfolio turnover rate	30%	79	%(D)(G)	89%	13%	33%	40%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 11 in Notes to Financial Statements.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	Ratio does not include income and expenses of the underlying funds.
(F)	Annualized.
(G)	Portfolio turnover excludes the purchases and sales of the Acquired Funds (see Note 11). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

52

Financial Highlights (Continued)

Touchstone Conservative Allocation Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period
		Five
	Year	Months
	Ended	Ended
	December 31,	December 31,		Year Ended July 31,
	2013	2012(A)		2012	2011	2010	2009
Net asset value at beginning of period	$10.45	$10.92		$10.81	$10.33	$9.80	$10.66
Income (loss) from investment operations:
Net investment income(B)	0.11	0.07		0.13	0.18	0.27	0.39
Net realized and unrealized gains (losses) on investments	0.45	0.17		0.13	0.63	0.64	(0.58)
Total from investment operations	0.56	0.24		0.26	0.81	0.91	(0.19)
Distributions from:
Net investment income	(0.13)	(0.24)		(0.15)	(0.33)	(0.38)	(0.45)
Realized capital gains	—	(0.47)		—	—	—	(0.22)
Total distributions	(0.13)	(0.71)		(0.15)	(0.33)	(0.38)	(0.67)
Net asset value at end of period	$10.88	$10.45		$10.92	$10.81	$10.33	$9.80
Total return(C)	5.36%	2.18	%(D)	2.50%	7.93%	9.37%	(1.20%)
Ratios and supplemental data:
Net assets at end of period (000's)	$15,275	$17,972		$17,104	$20,000	$23,985	$31,465
Ratio to average net assets:
Net expenses(E)	1.10%	1.15	%(F)	1.36%	1.36%	1.36%	1.41%
Gross expenses(E)	1.64%	1.67	%(F)	1.70%	1.61%	1.65%	1.54%
Net investment income(E)	0.99%	1.53	%(F)	1.20%	1.72%	2.61%	4.23%
Portfolio turnover rate	30%	79	%(D)(G)	89%	13%	33%	40%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 11 in Notes to Financial Statements.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	Ratio does not include income and expenses of the underlying funds.
(F)	Annualized.
(G)	Portfolio turnover excludes the purchases and sales of the Acquired Funds (see Note 11). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

53

Financial Highlights (Continued)

Touchstone Conservative Allocation Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period
		Five
	Year	Months
	Ended	Ended
	December 31,	December 31,		Year Ended July 31,
	2013	2012(A)		2012	2011	2010	2009
Net asset value at beginning of period	$10.51	$10.99		$10.87	$10.39	$9.85	$10.78
Income (loss) from investment operations:
Net investment income(B)	0.21	0.12		0.24	0.29	0.35	0.44
Net realized and unrealized gains (losses) on investments	0.45	0.16		0.14	0.62	0.67	(0.54)
Total from investment operations	0.66	0.28		0.38	0.91	1.02	(0.10)
Distributions from:
Net investment income	(0.24)	(0.29)		(0.26)	(0.43)	(0.48)	(0.61)
Realized capital gains	—	(0.47)		—	—	—	(0.22)
Total distributions	(0.24)	(0.76)		(0.26)	(0.43)	(0.48)	(0.83)
Net asset value at end of period	$10.93	$10.51		$10.99	$10.87	$10.39	$9.85
Total return	6.31%	2.60	%(C)	3.60%	8.97%	10.54%	(0.17%)
Ratios and supplemental data:
Net assets at end of period (000's)	$23,230	$33,329		$2,156	$1,370	$1,129	$234
Ratio to average net assets:
Net expenses(D)	0.10%	0.15	%(E)	0.36%	0.36%	0.34%	0.40%
Gross expenses(D)	0.62%	0.57	%(E)	1.38%	1.65%	1.65%	7.77%
Net investment income(D)	1.99%	2.53	%(E)	2.20%	2.72%	3.40%	4.56%
Portfolio turnover rate	30%	79	%(C)(F)	89%	13%	33%	40%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 11 in Notes to Financial Statements.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	Not annualized.
(D)	Ratio does not include income and expenses of the underlying funds.
(E)	Annualized.
(F)	Portfolio turnover excludes the purchases and sales of the Acquired Funds (see Note 11). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

54

Financial Highlights (Continued)

Touchstone Conservative Allocation Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period
		Five
	Year	Months
	Ended	Ended
	December 31,	December 31,		Year Ended July 31,
	2013	2012(A)		2012	2011	2010	2009
Net asset value at beginning of period	$10.51	$10.99		$10.89	$10.40	$9.86	$10.79
Income (loss) from investment operations:
Net investment income(B)	0.21	0.12		0.24	0.29	0.37	0.47
Net realized and unrealized gains (losses) on investments	0.47	0.16		0.12	0.63	0.65	(0.58)
Total from investment operations	0.68	0.28		0.36	0.92	1.02	(0.11)
Distributions from:
Net investment income	(0.24)	(0.29)		(0.26)	(0.43)	(0.48)	(0.60)
Realized capital gains	—	(0.47)		—	—	—	(0.22)
Total distributions	(0.24)	(0.76)		(0.26)	(0.43)	(0.48)	(0.82)
Net asset value at end of period	$10.95	$10.51		$10.99	$10.89	$10.40	$9.86
Total return	6.40%	2.50	%(C)	3.52%	9.06%	10.52%	(0.19%)
Ratios and supplemental data:
Net assets at end of period (000's)	$82	$1,198		$1,342	$6,459	$6,158	$6,017
Ratio to average net assets:
Net expenses(D)	0.09%	0.15	%(E)	0.36%	0.36%	0.36%	0.40%
Gross expenses(D)	4.85%	1.93	%(E)	0.66%	0.63%	0.56%	1.43%
Net investment income(D)	2.00%	2.53	%(E)	2.20%	2.70%	3.62%	4.85%
Portfolio turnover rate	30%	79	%(C)(F)	89%	13%	33%	40%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 11 in Notes to Financial Statements.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	Not annualized.
(D)	Ratio does not include income and expenses of the underlying funds.
(E)	Annualized.
(F)	Portfolio turnover excludes the purchases and sales of the Acquired Funds (see Note 11). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

55

Financial Highlights (Continued)

Touchstone Growth Allocation Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period
Five
Year	Months
Ended	Ended
December 31,	December 31,	Year Ended July 31,
2013	2012(A)	2012	2011	2010	2009
Net asset value at beginning of period	$11.75	$11.28	$11.40	$9.58	$8.66	$12.33
Income (loss) from investment operations:
Net investment income	0.12	0.14	(B)	0.13	(B)	0.08	(B)	0.12	(B)	0.10	(B)
Net realized and unrealized gains (losses) on investments	2.31	0.67	(0.14)	1.80	0.99	(3.12)
Total from investment operations	2.43	0.81	(0.01)	1.88	1.11	(3.02)
Distributions from:
Net investment income	(0.26)	(0.34)	(0.11)	(0.06)	(0.19)	—
Realized capital gains	(0.10)	—	—	—	—	(0.65)
Total distributions	(0.36)	(0.34)	(0.11)	(0.06)	(0.19)	(0.65)
Net asset value at end of period	$13.82	$11.75	$11.28	$11.40	$9.58	$8.66
Total return(C)	20.69%	7.29	%(D)	(0.04%)	19.65%	12.78%	(23.55%)
Ratios and supplemental data:
Net assets at end of period (000's)	$29,279	$31,432	$10,320	$13,619	$16,721	$20,556
Ratio to average net assets:
Net expenses(E)	0.35%	0.39	%(F)	0.57%	0.57%	0.57%	0.56%
Gross expenses(E)	1.01%	1.04	%(F)	1.21%	1.13%	1.18%	1.03%
Net investment income(E)	0.87%	2.95	%(F)	1.17%	0.77%	1.26%	1.14%
Portfolio turnover rate	50%	65	%(D)(G)	77%	8%	41%	27%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 11 in Notes to Financial Statements.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	Ratio does not include income and expenses of the underlying funds.
(F)	Annualized.
(G)	Portfolio turnover excludes the purchases and sales of the Acquired Funds (see Note 11). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

56

Financial Highlights (Continued)

Touchstone Growth Allocation Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period
Five
Year	Months
Ended	Ended
December 31,	December 31,	Year Ended July 31,
2013	2012(A)	2012	2011	2010	2009
Net asset value at beginning of period	$11.32	$10.80	$10.90	$9.18	$8.30	$11.95
Income (loss) from investment operations:
Net investment income	0.02	0.10	(B)	0.04	(B)	—	(B)(C)	0.04	(B)	0.03	(B)
Net realized and unrealized gains (losses) on investments	2.24	0.63	(0.12)	1.72	0.96	(3.03)
Total from investment operations	2.26	0.73	(0.08)	1.72	1.00	(3.00)
Distributions from:
Net investment income	(0.16)	(0.21)	(0.02)	—	(0.12)	—
Realized capital gains	(0.10)	—	—	—	—	(0.65)
Total distributions	(0.26)	(0.21)	(0.02)	—	(0.12)	(0.65)
Net asset value at end of period	$13.32	$11.32	$10.80	$10.90	$9.18	$8.30
Total return(D)	19.88%	6.82	%(E)	(0.75%)	18.74%	12.03%	(24.16%)
Ratios and supplemental data:
Net assets at end of period (000's)	$24,066	$24,065	$23,968	$33,477	$36,655	$48,126
Ratio to average net assets:
Net expenses(F)	1.10%	1.14	%(G)	1.32%	1.32%	1.32%	1.31%
Gross expenses(F)	1.73%	1.81	%(G)	1.87%	1.75%	1.84%	1.75%
Net investment income(F)	0.12%	2.20	%(G)	0.42%	0.02%	0.47%	0.42%
Portfolio turnover rate	50%	65	%(E)(H)	77%	8%	41%	27%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 11 in Notes to Financial Statements.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	Less than $0.005 per share.
(D)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	Ratio does not include income and expenses of the underlying funds.
(G)	Annualized.
(H)	Portfolio turnover excludes the purchases and sales of the Acquired Funds (see Note 11). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

57

Financial Highlights (Continued)

Touchstone Growth Allocation Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period
Five
Year	Months
Ended	Ended
December 31,	December 31,	Year Ended July 31,
2013	2012(A)	2012	2011	2010	2009
Net asset value at beginning of period	$11.86	$11.43	$11.57	$9.72	$8.77	$12.45
Income (loss) from investment operations:
Net investment income	0.18	0.16	(B)	0.15	(B)	0.12	(B)	0.05	(B)	0.12	(B)
Net realized and unrealized gains (losses) on investments	2.31	0.67	(0.14)	1.81	1.11	(3.15)
Total from investment operations	2.49	0.83	0.01	1.93	1.16	(3.03)
Distributions from:
Net investment income	(0.29)	(0.40)	(0.15)	(0.08)	(0.21)	—
Realized capital gains	(0.10)	—	—	—	—	(0.65)
Total distributions	(0.39)	(0.40)	(0.15)	(0.08)	(0.21)	(0.65)
Net asset value at end of period	$13.96	$11.86	$11.43	$11.57	$9.72	$8.77
Total return	21.06%	7.35	%(C)	0.22%	19.94%	13.22%	(23.40%)
Ratios and supplemental data:
Net assets at end of period (000's)	$16,716	$27,873	$881	$3,561	$2,322	$667
Ratio to average net assets:
Net expenses(D)	0.10%	0.14	%(E)	0.32%	0.32%	0.32%	0.32%
Gross expenses(D)	0.68%	0.65	%(E)	1.62%	1.13%	1.33%	3.50%
Net investment income(D)	1.12%	3.20	%(E)	1.42%	1.11%	0.56%	1.46%
Portfolio turnover rate	50%	65	%(C)(F)	77%	8%	41%	27%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 11 in Notes to Financial Statements.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	Not annualized.
(D)	Ratio does not include income and expenses of the underlying funds.
(E)	Annualized.
(F)	Portfolio turnover excludes the purchases and sales of the Acquired Funds (see Note 11). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

58

Financial Highlights (Continued)

Touchstone Growth Allocation Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period
Five
Year	Months
Ended	Ended
December 31,	December 31,	Year Ended July 31,
2013	2012(A)	2012	2011	2010	2009
Net asset value at beginning of period	$10.82	$10.58	$11.56	$9.71	$8.77	$12.44
Income (loss) from investment operations:
Net investment income	0.15	0.14	(B)	0.15	(B)	0.11	(B)	0.32	(B)	0.12	(B)
Net realized and unrealized gains (losses) on investments	2.12	0.61	(0.25)	1.83	0.83	(3.14)
Total from investment operations	2.27	0.75	(0.10)	1.94	1.15	(3.02)
Distributions from:
Net investment income	(0.29)	(0.51)	(0.88)	(0.09)	(0.21)	—
Realized capital gains	(0.10)	—	—	—	—	(0.65)
Total distributions	(0.39)	(0.51)	(0.88)	(0.09)	(0.21)	(0.65)
Net asset value at end of period	$12.70	$10.82	$10.58	$11.56	$9.71	$8.77
Total return	21.06%	7.30	%(C)	(0.26%)	20.01%	13.10%	(23.34%)
Ratios and supplemental data:
Net assets at end of period (000's)	$20	$29	$13	$788	$674	$17,845
Ratio to average net assets:
Net expenses(D)	0.10%	0.14	%(E)	0.32%	0.32%	0.32%	0.31%
Gross expenses(D)	98.07%	94.73	%(E)	7.68%	2.29%	0.67%	0.50%
Net investment income(D)	1.12%	3.20	%(E)	1.42%	0.96%	3.37%	1.39%
Portfolio turnover rate	50%	65	%(C)(F)	77%	8%	41%	27%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 11 in Notes to Financial Statements.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	Not annualized.
(D)	Ratio does not include income and expenses of the underlying funds.
(E)	Annualized.
(F)	Portfolio turnover excludes the purchases and sales of the Acquired Funds (see Note 11). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

59

Financial Highlights (Continued)

Touchstone Moderate Growth Allocation Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period
Five
Year	Months
Ended	Ended
December 31,	December 31,	Year Ended July 31,
2013	2012(A)	2012	2011	2010	2009
Net asset value at beginning of period	$11.30	$11.13	$11.11	$9.66	$8.87	$11.91
Income (loss) from investment operations:
Net investment income	0.17	0.14	(B)	0.15	(B)	0.12	(B)	0.15	(B)	0.17	(B)
Net realized and unrealized gains (losses) on investments	1.77	0.51	0.02	(C)	1.47	0.87	(D)	(2.37)
Total from investment operations	1.94	0.65	0.17	1.59	1.02	(2.20)
Distributions from:
Net investment income	(0.25)	(0.30)	(0.15)	(0.14)	(0.23)	(0.16)
Realized capital gains	—	(0.18)	—	—	—	(0.68)
Total distributions	(0.25)	(0.48)	(0.15)	(0.14)	(0.23)	(0.84)
Net asset value at end of period	$12.99	$11.30	$11.13	$11.11	$9.66	$8.87
Total return(E)	17.23%	5.96	%(F)	1.65%	16.56%	11.52	%(D)	(17.27%)
Ratios and supplemental data:
Net assets at end of period (000's)	$68,184	$71,235	$15,181	$18,848	$22,740	$25,782
Ratio to average net assets:
Net expenses(G)	0.35%	0.39	%(H)	0.57%	0.57%	0.57%	0.57%
Gross expenses(G)	0.93%	0.90	%(H)	1.03%	1.01%	1.08%	0.99%
Net investment income(G)	1.27%	2.90	%(H)	1.38%	1.17%	1.53%	2.00%
Portfolio turnover rate	38%	73	%(F)(I)	77%	9%	38%	32%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 11 in Notes to Financial Statements.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	The amounts shown for a share outstanding throughout the period does not accord with the change in net realized and unrealized gains (losses) on investments for the period due to the timing of purchases and sales of fund shares in relation to fluctuating market values during the period.
(D)	Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.
(E)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(F)	Not annualized.
(G)	Ratio does not include income and expenses of the underlying funds.
(H)	Annualized.
(I)	Portfolio turnover excludes the purchases and sales of the Acquired Funds (see Note 11). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

60

Financial Highlights (Continued)

Touchstone Moderate Growth Allocation Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period
Five
Year	Months
Ended	Ended
December 31,	December 31,	Year Ended July 31,
2013	2012(A)	2012	2011	2010	2009
Net asset value at beginning of period	$11.13	$10.89	$10.86	$9.44	$8.67	$11.63
Income (loss) from investment operations:
Net investment income	0.06	0.10	(B)	0.07	(B)	0.05	(B)	0.07	(B)	0.11	(B)
Net realized and unrealized gains (losses) on investments	1.77	0.50	0.02	(C)	1.43	0.86	(D)	(2.31)
Total from investment operations	1.83	0.60	0.09	1.48	0.93	(2.20)
Distributions from:
Net investment income	(0.17)	(0.18)	(0.06)	(0.06)	(0.16)	(0.08)
Realized capital gains	—	(0.18)	—	—	—	(0.68)
Total distributions	(0.17)	(0.36)	(0.06)	(0.06)	(0.16)	(0.76)
Net asset value at end of period	$12.79	$11.13	$10.89	$10.86	$9.44	$8.67
Total return(E)	16.49%	5.52	%(F)	0.89%	15.70%	10.71	%(D)	(17.90%)
Ratios and supplemental data:
Net assets at end of period (000's)	$49,601	$48,985	$47,508	$61,074	$70,934	$92,373
Ratio to average net assets:
Net expenses(G)	1.11%	1.14	%(H)	1.32%	1.32%	1.32%	1.32%
Gross expenses(G)	1.65%	1.68	%(H)	1.74%	1.69%	1.74%	1.69%
Net investment income(G)	0.52%	2.15	%(H)	0.63%	0.46%	0.78%	1.33%
Portfolio turnover rate	38%	73	%(F)(I)	77%	9%	38%	32%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 11 in Notes to Financial Statements.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	The amounts shown for a share outstanding throughout the period does not accord with the change in net realized and unrealized gains (losses) on investments for the period due to the timing of purchases and sales of fund shares in relation to fluctuating market values during the period.
(D)	Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.
(E)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(F)	Not annualized.
(G)	Ratio does not include income and expenses of the underlying funds.
(H)	Annualized.
(I)	Portfolio turnover excludes the purchases and sales of the Acquired Funds (see Note 11). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

61

Financial Highlights (Continued)

Touchstone Moderate Growth Allocation Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

Five
Year	Months
Ended	Ended
December 31,	December 31,	Year Ended July 31,
2013	2012(A)	2012	2011	2010	2009
Net asset value at beginning of period	$11.38	$11.24	$11.23	$9.75	$8.95	$12.02
Income (loss) from investment operations:
Net investment income	0.21	0.15	(B)	0.18	(B)	0.18	(B)	0.17	(B)	0.20	(B)
Net realized and unrealized gains (losses) on investments	1.78	0.52	0.01	(C)	1.46	0.88	(D)	(2.40)
Total from investment operations	1.99	0.67	0.19	1.64	1.05	(2.20)
Distributions from:
Net investment income	(0.28)	(0.35)	(0.18)	(0.16)	(0.25)	(0.19)
Realized capital gains	—	(0.18)	—	—	—	(0.68)
Total distributions	(0.28)	(0.53)	(0.18)	(0.16)	(0.25)	(0.87)
Net asset value at end of period	$13.09	$11.38	$11.24	$11.23	$9.75	$8.95
Total return	17.57%	6.04	%(E)	1.84%	16.93%	11.77	%(D)	(17.07%)
Ratios and supplemental data:
Net assets at end of period (000's)	$30,498	$43,585	$763	$1,289	$635	$508
Ratio to average net assets:
Net expenses(F)	0.10%	0.14	%(G)	0.32%	0.32%	0.32%	0.32%
Gross expenses(F)	0.60%	0.54	%(G)	1.89%	1.65%	2.59%	2.64%
Net investment income(F)	1.53%	3.15	%(G)	1.63%	1.63%	1.72%	2.34%
Portfolio turnover rate	38%	73	%(E)(H)	77%	9%	38%	32%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 11 in Notes to Financial Statements.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	The amounts shown for a share outstanding throughout the period does not accord with the change in net realized and unrealized gains (losses) on investments for the period due to the timing of purchases and sales of fund shares in relation to fluctuating market values during the period.
(D)	Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.
(E)	Not annualized.
(F)	Ratio does not include income and expenses of the underlying funds.
(G)	Annualized.
(H)	Portfolio turnover excludes the purchases and sales of the Acquired Funds (see Note 11). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

62

Financial Highlights (Continued)

Touchstone Moderate Growth Allocation Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

Five
Year	Months
Ended	Ended
December 31,	December 31,	Year Ended July 31,
2013	2012(A)	2012	2011	2010	2009
Net asset value at beginning of period	$11.33	$11.18	$11.16	$9.75	$8.95	$12.01
Income (loss) from investment operations:
Net investment income	0.19	0.15	(B)	0.18	(B)	0.15	(B)	0.28	(B)	0.19	(B)
Net realized and unrealized gains (losses) on investments	1.79	0.52	0.02	(C)	1.48	0.78	(D)	(2.38)
Total from investment operations	1.98	0.67	0.20	1.63	1.06	(2.19)
Distributions from:
Net investment income	(0.28)	(0.34)	(0.18)	(0.22)	(0.26)	(0.19)
Realized capital gains	—	(0.18)	—	—	—	(0.68)
Total distributions	(0.28)	(0.52)	(0.18)	(0.22)	(0.26)	(0.87)
Net asset value at end of period	$13.03	$11.33	$11.18	$11.16	$9.75	$8.95
Total return	17.57%	6.11	%(E)	1.92%	16.88%	11.79	%(D)	(16.99%)
Ratios and supplemental data:
Net assets at end of period (000's)	$10	$9	$8	$8	$7	$7,948
Ratio to average net assets:
Net expenses(F)	0.11%	0.14	%(G)	0.32%	0.32%	0.32%	0.32%
Gross expenses(F)	228.55%	230.25	%(G)	111.34%	183.59%	0.99%	0.61%
Net investment income(F)	1.52%	3.15	%(G)	1.63%	1.43%	2.99%	2.21%
Portfolio turnover rate	38%	73	%(E)(H)	77%	9%	38%	32%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 11 in Notes to Financial Statements.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	The amounts shown for a share outstanding throughout the period does not accord with the change in net realized and unrealized gains (losses) on investments for the period due to the timing of purchases and sales of fund shares in relation to fluctuating market values during the period.
(D)	Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.
(E)	Not annualized.
(F)	Ratio does not include income and expenses of the underlying funds.
(G)	Annualized.
(H)	Portfolio turnover excludes the purchases and sales of the Acquired Funds (see Note 11). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

63

Notes to Financial Statements

December 31, 2013

1. Organization

The Touchstone Strategic Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant to a Declaration of Trust dated November 18, 1982. The Trust consists of eighteen funds, including the following five funds (individually, a “Fund”, and collectively, the “Funds”):

Touchstone Dynamic Equity Fund (“Dynamic Equity Fund”)

Touchstone Balanced Allocation Fund (“Balanced Allocation Fund”)

Touchstone Conservative Allocation Fund (“Conservative Allocation Fund”)

Touchstone Growth Allocation Fund (“Growth Allocation Fund”)

Touchstone Moderate Growth Allocation Fund (“Moderate Growth Allocation Fund”)

Each Fund is an open-end, diversified, management investment company. Additionally, the Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Growth Allocation Fund (collectively, the “Allocation Funds”) are “Funds of Funds”, sub-advised by Ibbotson Associates, Inc., which seek to achieve their investment goals by primarily investing in a diversified portfolio of affiliated underlying equity and fixed income funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed income securities. Under normal circumstances, the Allocation Funds expect to invest their assets among equity and fixed income funds in the following ranges:

	Equity	Fixed Income
	Allocation Fund	Allocation Fund
Balanced Allocation Fund	50-70%	30-50%
Conservative Allocation Fund	20-40%	60-80%
Growth Allocation Fund	90-100%	0-10%
Moderate Growth Allocation Fund	70-90%	10-30%

The investment goal of each of the underlying funds that the Allocation Funds invest in is as follows:

Fund	Investment Goal
Touchstone Arbitrage Fund	The Fund seeks to achieve positive absolute returns regardless of market conditions.

Touchstone Core Bond Fund	Seeks to provide as high level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary objective.
Touchstone Dynamic Equity Fund	Seeks to obtain long-term capital appreciation from hedged equity investments with less risk than a fully invested, unhedged equity portfolio.
Touchstone Emerging Markets Equity Fund	Seeks capital appreciation by primarily investing in equity securities of companies in emerging markets.
Touchstone Flexible Income Fund	Seeks a high level of income consistent with reasonable risk by investing primarily in income producing securities. Capital appreciation is a secondary goal.
Touchstone Focused Fund	Seeks capital appreciation by primarily investing in equity securities.
Touchstone Global Real Estate Fund	Seeks capital appreciation by primarily investing in common stocks and other equity securities of U.S. and foreign real estate companies without regard to market capitalization.
Touchstone Growth Opportunities Fund	Seeks long-term growth of capital by investing primarily in stocks of U.S. companies of any size.
Touchstone High Yield Fund	Seeks to achieve a high level of income by primarily investing in non-investment grade debt securities. Capital appreciation is a secondary consideration.
Touchstone Institutional Money Market Fund	Seeks high current income, consistent with liquidity and stability of principal. It invests in U.S. government securities and high quality money market instruments rated in one of the top two short-term rating categories or determined to be of comparable quality.
Touchstone International Fixed Income Fund	Seeks total return by investing primarily in fixed income securities of issuers located outside the United States.

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Notes to Financial Statements (Continued)

Fund	Investment Goal
Touchstone International Small Cap Fund	Seeks capital appreciation by primarily investing in equity securities of non-U.S. small capitalization companies, including companies located in countries with emerging markets.
Touchstone International Value Fund	Seeks long-term capital growth by primarily investing in equity securities of non-U.S. companies.
Touchstone Merger Arbitrage Fund	Seeks to achieve positive absolute returns regardless of market conditions over the long-term. It primarily invests in equity securities of U.S. and foreign issuers.
Touchstone Mid Cap Fund	Seeks long-term capital growth by investing primarily in common stocks of mid-cap U.S. listed companies.
Touchstone Mid Cap Growth Fund	Seeks to increase the value of its shares as a primary goal and to earn income as a secondary goal by primarily investing in common stocks of mid capitalization U.S. companies.
Touchstone Mid Cap Value Fund	Seeks capital appreciation by primarily investing in common stocks of medium capital- ization companies.
Touchstone Premium Yield Equity Fund	Seeks long-term growth of capital and high current income by investing primarily in equity securities of any size.
Touchstone Sands Capital Institutional Growth Fund	Seeks long-term capital appreciation by primarily investing in common stocks of U.S. companies believed to have above-average potential for earnings or revenue growth.
Touchstone Small Cap Core Fund	Seeks capital appreciation by primarily investing in common stocks of small capitalization U.S. companies.
Touchstone Small Cap Growth Fund	Seeks long-term capital growth by investing primarily in stocks of small-cap companies.
Touchstone Small Company Value Fund	Seeks long-term capital growth by investing primarily in stocks of small-cap companies.
Touchstone Total Return Bond Fund	Seeks to provide current income, by primarily investing in fixed-income securities. Capital appreciation is a secondary goal.
Touchstone Ultra Short Duration Fixed Income Fund	Seeks maximum total return consistent with the preservation of capital by investing primarily in fixed income securities.
Touchstone Value Fund	Seeks long-term capital growth by primarily investing in equity securities of large- and mid-capitalization companies believed to be undervalued.

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The Funds are registered to offer the following classes of shares: Class A shares, Class C shares, Class Y shares, and Institutional Class shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goals, policies, and strategies along with information on the classes of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Security valuation and fair value measurements — All investments in securities are recorded at their estimated fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. Generally accepted accounting principles in the United States (“U.S. GAAP”) establish a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:

•	Level 1 –	quoted prices in active markets for identical securities

•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

65

Notes to Financial Statements (Continued)

•	Level 3 –	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market instruments are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by input level, as of December 31, 2013, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, if applicable, is included in each Fund’s Portfolio of Investments or Tabular Presentation, which also includes a breakdown of the Fund’s investments by sector allocation. The Funds did not hold any Level 3 categorized securities during the year ended December 31, 2013.

All transfers in and out of the levels are recognized at the value at the end of the period. During the year ended December 31, 2013, there were no transfers between Levels 1, 2 and 3 for all Funds.

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last sale price, and to the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service and are categorized in Level 2. Debt securities for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service and are categorized in Level 2. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment. Securities for which market quotations or the NOCP are not readily available are fair valued as determined by or under the direction of the Board ofTrustees and are categorized in Level 3. Shares of open-end mutual funds in which the Funds invest are valued at their respective net asset values (“NAV”) as reported by the underlying funds and are categorized in Level 1. The prices for foreign securities are reported in local currency and translated into U.S. dollars using currency exchange rates.

Level 2 Valuation — Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value. This may cause the value of the security on the books of the Funds to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV of the Funds. Any debt securities held by the Funds for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities.

Level 3 Valuation — Securities held by the Funds that do not have readily available market quotations, or securities for which the available market quotations are not reliable, are priced at their fair value using procedures approved by the Funds’ Board of Trustees.

The Funds may use fair value pricing under the following circumstances, among others:

66

Notes to Financial Statements (Continued)

•  If the value of a security has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets on which the security is traded.

•  If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds’ NAV calculation.

•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•	If the validity of market quotations is not reliable.

Allocation Funds — The Allocation Funds invest in securities of affiliated mutual funds (the “Underlying Funds”). The value of an investment in the Allocation Funds is based on the performance of the Underlying Funds in which they invest and the allocation of their assets among those funds. Because the Allocation Funds invest in mutual funds, shareholders of the Allocation Funds indirectly bear a proportionate share of the expenses charged by the Underlying Funds in which they invest as well as their share of the Allocation Funds’ fees and expenses. The principal risks of an investment in the Allocation Funds include the principal risks of investing in the Underlying Funds. Investments in the Underlying Funds are valued at the NAV per share of each class of the Underlying Funds and are categorized as Level 1.

Investment companies — Certain Funds invest in securities of other investment companies, including exchange traded funds (“ETFs”), open-end funds, and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETFs are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing and marketing, as well as their share of the Funds’ fees and expenses.

Cash and cash equivalents — The Funds consider liquid assets deposited with a bank, money market funds, and certain short term debt instruments with maturities of 3 months or less to be cash equivalents and are included in the investments on the financial statements. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Securities sold short — The Dynamic Equity Fund periodically engages in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. As of December 31, 2013, the Dynamic Equity Fund held securities sold short with a fair value of $13,272,791 and had securities with a fair value of $78,414,562 held as collateral and cash collateral of $719,967 for both securities sold short and options written.

Options — The Funds may write or purchase financial option contracts primarily to hedge against changes in the value of equity securities (or securities that the Funds intend to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Funds’ option strategy primarily focuses on

67

Notes to Financial Statements (Continued)

the use of writing call options on equity indexes. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or loss on investment transactions. The Funds, as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Funds, as purchasers of an option, bear the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts. There is minimal counterparty credit risk involved in entering into option contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. As of December 31, 2013, the Dynamic Equity Fund held written options with a fair value of $2,070,275 and had securities with a fair value of $78,414,562 held as collateral and cash collateral of $719,967 for both securities sold short and options written.

Derivative instruments and hedging activities — In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar agreement with certain counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination. Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting). These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.

When entering into a derivative transaction, a Fund may be required to post and maintain collateral or margin (including both initial and maintenance margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange traded and centrally cleared derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in excess of the clearing house’s minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options, and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

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Notes to Financial Statements (Continued)

Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of their ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

As of December 31, 2013, the Dynamic Equity Fund’s derivative assets and liabilities (by type) on a gross basis were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Written Options	$—	$2,070,275
Total gross amount of assets and liabilities subject to MNA	$—	$2,070,275

The following table presents the Dynamic Equity Fund’s derivative liabilities net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2013:

		Gross Amounts
		Offset in
	Gross Amount of	Statement of	Non-cash		Net Amount of
	Recognized	Assets and	Collateral	Cash Collateral	Derivative
	Liabilities(A)	Liabilities	Pledged(B)	Pledged(B)	Liabilities(C)
Written Options	$2,070,275	$—	$(1,973,128)	$(97,147)	$—
Total	$2,070,275	$—	$(1,973,128)	$(97,147)	$—

(A)	Gross and net amounts are equal.

(B)	Pershing is the counterparty.

(C)	Net amount represents the net amount payable due to the counterparty in the event of default.

The following table sets forth the fair value of the Funds’ derivative financial instruments by primary risk exposure as of December 31, 2013:

	Fair Value of Derivative Investments
	As of December 31, 2013
	Derivatives not accounted for as hedging	Asset	Liability
Fund	instruments under ASC 815	Derivatives*	Derivatives*
Dynamic Equity Fund	Options - Equity Contracts	$—	$2,070,275

* Statements of Assets and Liabilities Location: Written options, at market value.

69

Notes to Financial Statements (Continued)

The following table sets forth the operations of the Funds’ derivative financial instruments by primary risk exposure as of December 31, 2013.

The Effect of Derivative Investments on the Statement of Operations

for the Year Ended December 31, 2013

			Change in
			Unrealized
	Derivatives not accounted for as hedging	Realized Loss	Appreciation
Fund	instruments under ASC 815	on Derivatives	on Derivatives
Dynamic Equity Fund	Purchased Options - Equity Contacts*	$234,031	$—
	Written Options - Equity Contacts**	(4,350,800)	(596,298)

* Statements of Operations Location: Net realized gain (loss) on investments from non-affiliated securities.

** Statements of Operations Location: Net realized gain (loss) on written options and net change in unrealized appreciation (depreciation) on written options, respectively.

For the year ended December 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Dynamic
Equity
Fund
Equity contracts:
Written Options - Average number of contracts	1,284

Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

The maximum offering price per share of Class A shares of the Funds is equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). There is no sales load on purchases of $1 million or more of Class A shares. The maximum offering price per share of Class C, Class Y, and Institutional Class shares of the Funds is equal to the NAV per share.

The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load $1 million subscription may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% if redeemed within a one-year period from the date of purchase. Additionally, purchases of Class C shares of the Funds are subject to a CDSC of 1.00% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted.

Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Dynamic Equity Fund declares and distributes net investment income, if any, annually as a dividend to shareholders. The Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund, and Moderate Growth Allocation Fund each declare and distribute net investment income, if any, quarterly as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carry forwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds’ net investment income that invests in underlying funds is affected by the timing of dividend declarations by underlying funds.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total

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Notes to Financial Statements (Continued)

net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds in the Trust, and if applicable, in Touchstone Investment Trust, Touchstone Institutional Funds Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust, and Touchstone Tax-Free Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees — Prior to April 16, 2012, the Funds imposed a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemptions by exchange) of the Funds within 10 calendar days of their purchase. The Funds charged the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption fee was imposed to the extent that the number of Fund shares redeemed exceeded the number of the Fund shares that had been held for more than 10 calendar days. In determining how long shares of the Fund had been held, shares held by the shareholder for the longest period of time were sold first. The Funds retained the redemption/exchange fee for the benefit of the remaining shareholders by crediting Paid-in Capital. The redemption fees can be found on the Statements of Changes in Net Assets - Capital Stock Activity. Effective April 16, 2012, the redemption fee plan was terminated.

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended December 31, 2013:

	Dynamic	Balanced	Conservative
	Equity	Allocation	Allocation
	Fund	Fund	Fund
Purchases of investment securities	$293,557,300	$40,470,089	$21,886,789
Proceeds from sales and maturities	$314,659,555	$89,688,355	$48,559,654

		Moderate
	Growth	Growth
	Allocation	Allocation
	Fund	Fund
Purchases of investment securities	$38,916,350	$58,499,193
Proceeds from sales and maturities	$64,461,616	$105,557,444

There were no purchases or proceeds from sales and maturities of U.S. Government securities by the Funds for the year ended December 31, 2013.

4. Transactions with Affiliates and Other Related Parties

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”), Touchstone Securities, Inc. (the “Underwriter”) or BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Sub-Administrator

71

Notes to Financial Statements (Continued)

and Transfer Agent to the Funds. Such officers receive no compensation from the Trust. The Advisor and the Underwriter are each wholly-owned, indirect subsidiaries of Western & Southern Financial Group, Inc.

MANAGEMENT & EXPENSE LIMITATION AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.

Dynamic Equity Fund	0.85% on the first $300 million of assets
0.80% on the next $200 million of assets
0.75% on the next $250 million of assets
0.70% on the next $250 million of assets
0.65% on the next $500 million of assets
0.60% on the next $500 million of assets
0.55% on such assets in excess of $2 billion
Balanced Allocation Fund	0.20% on the first $1 billion of assets
Conservative Allocation Fund	0.175% on the next $1 billion of assets
0.150% on the next $1 billion of assets
0.125% of such assets in excess of $3 billion
Growth Allocation Fund	0.25% on the first $1 billion of assets
Moderate Growth Allocation Fund	0.225% on the next $1 billion of assets
0.20% on the next $1 billion of assets
0.175% of such assets in excess of $3 billion

The Advisor has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Advisor”):

Analytic Investors, LLC	Ibbotson Associates, Inc
Dynamic Equity Fund	Balanced Allocation Fund
Conservative Allocation Fund
Growth Allocation Fund
Moderate Growth Allocation Fund

The Advisor, not the Funds, pays sub-advisory fees to each Sub-Advisor.

The Advisor entered into an expense limitation agreement (the “Expense Limitation Agreement”), to contractually limit operating expenses of the Funds excluding: dividend expenses on short sales; interest; taxes; brokerage commissions; other expenditures which are capitalized in accordance with GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to separately waive class-level expenses, advisory

72

Notes to Financial Statements (Continued)

fees and administration fees and to reimburse expenses in order to maintain the following expense limitations for the Funds:

				Institutional	Termination
Fund	Class A	Class C	Class Y	Class	Date
Dynamic Equity Fund	1.55%	2.30%	1.30%	1.25%	April 29, 2014
Balanced Allocation Fund	0.41%	1.16%	0.16%	0.16%	April 29, 2014
Conservative Allocation Fund	0.41%	1.16%	0.16%	0.16%	April 29, 2014
Growth Allocation Fund	0.41%	1.16%	0.16%	0.16%	April 29, 2014
Moderate Growth Allocation Fund	0.41%	1.16%	0.16%	0.16%	April 29, 2014

Prior to September 10, 2013, the expense limitation for the Allocation Funds were as follows:

				Institutional
Fund	Class A	Class C	Class Y	Class
Balanced Allocation Fund	0.33%	1.08%	0.08%	0.08%
Conservative Allocation Fund	0.33%	1.08%	0.08%	0.08%
Growth Allocation Fund	0.33%	1.08%	0.08%	0.08%
Moderate Growth Allocation Fund	0.33%	1.08%	0.08%	0.08%

During the year ended December 31, 2013, the Advisor or its affiliates waived investment advisory fees and administration fees or reimbursed expenses, including 12b-1 fees, of the Funds as follows:

			Other
	Investment		Operating
	Advisory	Administration	Expenses
	Fees Waived	Fees Waived	Reimbursed
Dynamic Equity Fund	$—	$—	$63,325
Balanced Allocation Fund	216,747	212,405	219,117
Conservative Allocation Fund	137,764	120,040	142,501
Growth Allocation Fund	214,143	130,363	163,274
Moderate Growth Allocation Fund	349,192	258,352	259,560

Under the terms of the Expense Limitation Agreement the Advisor is entitled to recover, subject to approval by the Funds’ Board of Trustees, such amounts waived or reimbursed for a period of up to three years from the year in which the Advisor reduced its compensation or assumed expenses for the Funds. No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount.

As of December 31, 2013, the Advisor may seek recoupment of previously waived fees and reimbursed expenses as follows:

	Expiration	Expiration	Expiration
	July 31,	December	December
Fund	2015	31, 2015	31, 2016
Dynamic Equity Fund	$—	$9,588	$6,904
Balanced Allocation Fund	18,241	172,469	513,519
Conservative Allocation Fund	24,108	115,995	320,973
Growth Allocation Fund	32,481	138,241	396,930
Moderate Growth Allocation Fund	31,679	231,358	666,379

For the year ended December 31, 2013, the Advisor recouped previously waived fees/reimbursed expenses from the Dynamic Equity Fund of $1,381.

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating

73

Notes to Financial Statements (Continued)

the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission (“SEC”) and state securities authorities, as well as materials for meetings of the Board of Trustees; calculating the daily NAV per share; and maintaining the financial books and records of each Fund. For its services, the Advisor receives an annual fee of 0.20% on the first $6 billion of the aggregate average daily net assets of the Touchstone Fund Complex (excluding Touchstone Institutional Money Market Fund, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust); 0.16% of the next $4 billion of aggregate average daily net assets; and 0.12% of the aggregate average daily net assets over $10 billion. The fee is allocated among the funds of the Touchstone Fund Complex (excluding Touchstone Institutional Money Market Fund, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon, BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, BNY Mellon receives a monthly fee per shareholder account from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by BNY Mellon, including, but not limited to, postage and supplies.

PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING FEE ARRANGEMENTS

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that are subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, each Fund offering Class A shares pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, each Fund offering Class C shares pays an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).

UNDERWRITING AGREEMENT

The Underwriter is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned the following from underwriting and broker commissions on the sale of Class A shares of the Funds listed below during the year ended December 31, 2013:

Fund	Amount
Dynamic Equity Fund	$3,692
Balanced Allocation Fund	12,562
Conservative Allocation Fund	3,404
Growth Allocation Fund	5,806
Moderate Growth Allocation Fund	13,324

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Notes to Financial Statements (Continued)

In addition, the Underwriter collected CDSC on the redemption of Class C shares of the Funds listed below during the year ended December 31, 2013:

Fund	Amount
Dynamic Equity Fund	$320
Balanced Allocation Fund	239
Conservative Allocation Fund	839
Growth Allocation Fund	650
Moderate Growth Allocation Fund	966

AFFILIATED INVESTMENTS

Each Fund may invest in the Touchstone Institutional Money Market Fund, subject to compliance with several conditions set forth in an exemptive order received by the Trust from the SEC. To the extent that the Funds are invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Touchstone Institutional Money Market Fund that will not be waived or reimbursed.

A summary of the Dynamic Equity Fund’s investment, as applicable, in the Touchstone Institutional Money Market Fund for the year ended December 31, 2013, is as follows:

	Share Activity
						Market
	Balance			Balance		Value
Fund	12/31/12	Purchases	Sales	12/31/13	Dividends	12/31/13
Dynamic Equity Fund	2,985,549	31,521,225	(32,827,086)	1,679,688	$685	$1,679,688

A summary of each Allocation Fund’s transactions in affiliated underlying funds during the year ended December 31, 2013 is as follows:

Balanced Allocation Fund

	Purchases at	Proceeds	Market Value	Dividend	Net Realized
Underlying Fund	cost	from sale	12/31/13	Income	Gain/Loss
Touchstone Core Bond Fund	$293,845	$2,784,525	$3,510,495	$154,826	$(30,231)
Touchstone Total Return Bond Fund	2,516,587	4,595,258	13,412,213	428,416	(59,478)
Touchstone Ultra Short Duration FixedIncome Fund^	14,506,528	17,344,792	12,006,339	235,034	(25,868)
Touchstone International Small Cap Fund	114,132	2,145,618	3,591,800	54,747	208,752
Touchstone International Value Fund	5,667,093	6,791,601	11,948,786	154,899	166,700
Touchstone Focused Fund	7,465,707	7,228,391	4,777,892	19,953	209,878
Touchstone Value Fund	440,892	7,715,934	9,544,273	194,695	1,062,857
Touchstone Growth Opportunities Fund	2,712,052	798,243	2,386,946	2,208	173,144
Touchstone Sands Capital Institutional Growth Fund	3,147,415	5,318,438	9,540,253	421	1,069,135
Touchstone Premium Yield Equity Fund, Class Y	9,366,500	1,639,577	8,357,262	185,274	5,704
Touchstone Flexible Income Fund	1,100,821	1,933,204	5,881,187	310,953	(40,169)
Touchstone International Fixed Income Fund	390,342	2,084,814	5,836,635	48,782	19,795
Touchstone Dynamic Equity Fund	18,586	2,355,712	4,732,601	2,397	96,056

75

Notes to Financial Statements (Continued)

Balanced Allocation Fund

	Purchases at	Proceeds	Market Value	Dividend	Net Realized
Underlying Fund	cost	from sale	12/31/13	Income	Gain/Loss
Touchstone Emerging Markets Equity Fund	$855,264	$1,786,183	$4,634,970	$61,289	$47,755
Touchstone Arbitrage Fund	3,526,148	19,844	3,523,887	—	29
Touchstone Institutional Money Market Fund	157,398	1,269,716	3,512,563	1,446	—
Touchstone Global Real Estate Fund	838,455	2,131,772	2,964,123	170,006	455,015
Touchstone Small Cap Core Fund	63,631	2,576,927	1,190,734	21,107	319,935
Touchstone Small Company Value Fund	1,482,911	357,702	1,193,843	19,714	174,227
Touchstone Mid Cap Fund	22,211	1,546,800	2,378,710	5,951	184,687
Touchstone High Yield Fund	865,976	2,647,673	2,056,354	171,139	(26,699)
Touchstone Small Cap Growth Fund	2,862,029	1,752,853	1,192,747	—	160,151
Touchstone Global Equity Fund+	4,481	3,300,698	—	—	243,051
Touchstone International Equity Fund+	3,977	6,623,697	—	—	1,298,022
Touchstone Large Cap Growth Fund	—	3,289,584	—	—	916,661
Touchstone Large Cap Relative Value Fund+	3,462	5,849,641	—	—	213,433
Touchstone Merger Arbitrage Fund	91,246	4,908,000	—	—	176,018
Touchstone Mid Cap Growth Fund	2,588	3,463,460	—	—	183,933
Touchstone Mid Cap Value Fund	2,335	3,480,220	—	5,953	371,207
Total:	$58,522,612	$107,740,877	$118,174,613	$2,249,210	$7,573,700

Conservative Allocation Fund

	Purchases at	Proceeds	Market Value	Dividend	Net Realized
Underlying Fund	cost	from sale	12/31/13	Income	Gain/Loss
Touchstone Core Bond Fund	$443,936	$2,360,958	$3,208,340	$142,030	$49,222
Touchstone Total Return Bond Fund	2,046,915	5,271,077	12,788,101	433,117	(80,139)
Touchstone Ultra Short Duration Fixed Income Fund^	17,132,142	21,244,608	13,327,285	268,998	(45,615)
Touchstone International Fixed Income	787,497	2,520,881	5,121,392	42,883	(6,286)
Touchstone Flexible Income Fund	1,761,039	1,898,613	4,507,289	239,451	(44,200)
Touchstone Growth Opportunities Fund	859,496	346,011	645,119	597	49,190
Touchstone Sands Capital Institutional Growth Fund	1,443,926	3,507,755	3,213,001	142	373,561
Touchstone Premium Yield Equity Fund, Class Y	4,574,374	1,345,876	3,531,811	83,586	34,431
Touchstone Value Fund	534,634	3,641,501	3,221,880	68,258	660,896
Touchstone International Small Cap Fund	84,792	501,024	644,383	9,904	46,965

76

Notes to Financial Statements (Continued)

Conservative Allocation Fund

	Purchases at	Proceeds	Market Value	Dividend	Net Realized
Underlying Fund	cost	from sale	12/31/13	Income	Gain/Loss
Touchstone International Value Fund	$1,296,789	$2,797,058	$2,573,532	$33,501	$79,738
Touchstone Institutional Money Market Fund	307,312	1,498,515	3,207,946	1,393	—
Touchstone Arbitrage Fund	3,371,149	181,655	3,205,776	—	317
Touchstone Dynamic Equity Fund	254,583	2,317,393	1,920,969	985	85,547
Touchstone High Yield Fund	244,634	1,748,712	1,125,864	102,764	5,552
Touchstone Small Cap Core Fund	167,609	1,619,291	643,880	11,535	170,579
Touchstone Global Real Estate Fund	383,082	1,417,822	643,277	50,684	118,418
Touchstone Emerging Markets Equity Fund	191,597	343,447	637,392	8,446	2,911
Touchstone Global Equity Fund+	8,500	946,567	—	—	73,625
Touchstone Large Cap Relative Value Fund+	25,309	2,404,254	—	—	94,292
Touchstone Merger Arbitrage Fund	994,709	4,669,592	—	—	152,589
Touchstone Mid Cap Fund	14,181	1,018,460	—	—	139,465
Total:	$36,928,205	$63,601,070	$64,167,237	$1,498,274	$1,961,058

	Purchases at	Proceeds	Market Value	Dividend	Net Realized
Underlying Fund	cost	from sale	12/31/13	Income	Gain/Loss
Touchstone International Small Cap Fund	$1,791,487	$2,168,353	$5,020,239	$77,138	$48,094
Touchstone International Value Fund	6,309,208	6,506,894	9,304,186	121,366	211,226
Touchstone Focused Fund	8,645,879	8,967,896	5,742,714	25,543	243,549
Touchstone Value Fund	925,348	3,880,287	6,463,953	128,533	620,868
Touchstone Growth Opportunities Fund	4,811,729	1,860,291	3,593,709	3,337	245,855
Touchstone Sands Capital Institutional Growth Fund	2,007,137	4,079,004	6,474,521	286	793,347
Touchstone Emerging Markets Equity Fund	2,400,903	2,392,302	7,564,257	100,260	39,450
Touchstone Premium Yield Equity Fund, Class Y	5,695,462	1,052,889	5,019,202	112,777	1,890
Touchstone Small Cap Core Fund	154,732	1,552,391	2,866,475	51,106	227,103
Touchstone Small Company Value Fund	598,893	779,437	1,790,217	30,068	282,835
Touchstone Ultra Short Duration Fixed Income Fund ^	6,420,766	6,262,756	4,229,360	83,909	(12,069)
Touchstone Global Real Estate Fund	838,024	2,312,766	3,183,962	193,424	475,697
Touchstone Small Cap Growth Fund	6,036,645	3,349,727	2,867,920	—	357,541
Touchstone Dynamic Equity Fund	87,204	1,146,463	2,858,636	1,456	71,297
Touchstone Mid Cap Fund	41,839	1,823,175	1,433,610	3,587	297,574

77

Notes to Financial Statements (Continued)

Growth Allocation Fund

	Purchases at	Proceeds	Market Value	Dividend	Net Realized
Underlying Fund	cost	from sale	12/31/13	Income	Gain/Loss
Touchstone Mid Cap Value Fund	$142,681	$2,722,488	$1,431,853	$20,561	$451,866
Touchstone Arbitrage Fund	1,429,359	21,965	1,414,503	—	26
Touchstone Emerging Growth Fund +	—	2,841,554	—	—	437,022
Touchstone Global Equity Fund +	—	4,535,697	—	—	306,397
Touchstone International Equity Fund +	—	5,469,091	—	—	1,241,977
Touchstone Large Cap Growth Fund	—	2,732,356	—	—	818,427
Touchstone Large Cap Relative Value Fund +	—	3,680,357	—	—	176,932
Touchstone Merger Arbitrage Fund	66,813	1,811,417	—	—	75,145
Touchstone Mid Cap Growth Fund	1,710,042	3,709,861	—	—	212,834
Total:	$50,114,151	$75,659,417	$71,259,317	$953,351	$7,624,883

Moderate Growth Allocation Fund

	Purchases at	Proceeds	Market Value	Dividend	Net Realized
Underlying Fund	cost	from sale	12/31/13	Income	Gain/Loss
Touchstone Total Return Bond Fund	$1,556,296	$3,724,446	$15,036,734	$484,221	$(17,229)
Touchstone Ultra Short Duration Fixed Income Fund ^	10,612,125	10,282,612	7,740,258	144,005	(11,944)
Touchstone International Small Cap Fund	1,648,284	2,315,199	6,074,990	92,499	93,518
Touchstone International Value Fund	10,067,315	8,981,791	16,664,810	215,761	327,984
Touchstone Focused Fund	10,082,427	12,848,255	9,091,631	36,585	417,983
Touchstone Value Fund	282,262	7,635,437	12,098,338	244,512	1,544,424
Touchstone Growth Opportunities Fund	7,994,048	3,016,705	6,057,497	5,613	395,543
Touchstone Sands Capital Institutional Growth Fund	2,568,845	6,604,935	13,606,453	601	1,396,586
Touchstone Emerging Markets Equity Fund	2,905,162	2,545,691	11,448,330	151,390	95,504
Touchstone Premium Yield Equity Fund, Class Y	11,231,401	1,435,332	10,576,658	227,380	12,266
Touchstone Small Cap Core Fund	177,627	2,268,206	4,530,686	80,367	284,080
Touchstone Small Company Value Fund	2,131,580	1,223,160	3,032,836	50,943	453,881
Touchstone Dynamic Equity Fund	65,035	2,205,662	5,992,392	3,037	100,208
Touchstone Flexible Income Fund	1,210,769	1,192,695	5,931,388	302,583	(22,021)
Touchstone Small Cap Growth Fund	8,368,962	4,100,904	4,543,067	—	542,359
Touchstone Global Real Estate Fund	973,717	3,085,022	4,439,033	258,886	690,693
Touchstone Mid Cap Fund	24,001	3,659,356	3,016,500	7,555	536,199
Touchstone Arbitrage Fund	2,944,393	—	2,959,096	—	—

78

Notes to Financial Statements (Continued)

Moderate Growth Allocation Fund

	Purchases at	Proceeds	Market Value	Dividend	Net Realized
Underlying Fund	cost	from sale	12/31/13	Income	Gain/Loss
Touchstone International Fixed Income Fund	$195,817	$695,157	$2,929,217	$24,489	$18,063
Touchstone High Yield Fund	218,326	1,519,642	2,229,751	157,671	(10,201)
Touchstone Mid Cap Value Fund	150,758	4,851,205	1,510,187	26,269	681,895
Touchstone Emerging Growth Fund +	—	1,977,571	—	—	258,849
Touchstone Global Equity Fund +	—	7,564,889	—	—	437,064
Touchstone International Equity Fund +	—	9,544,929	—	—	1,775,402
Touchstone Large Cap Growth Fund	—	3,758,535	—	—	1,373,503
Touchstone Large Cap Relative Value Fund+	—	7,716,921	—	—	315,137
Touchstone Merger Arbitrage Fund	105,084	3,781,491	—	—	146,235
Touchstone Mid Cap Growth Fund	5,990	4,042,727	—	—	282,362
Total:	$75,520,224	$122,578,475	$149,509,852	$2,514,367	$12,118,343

^	Includes activity of the Touchstone Short Duration Fixed Income Fund prior to merging into the Touchstone Ultra Short Duration Fixed Income Fund on May 17, 2013.

+	The Fund ceased operations on March 27, 2013.

5. Federal Tax Information

Federal income tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

79

Notes to Financial Statements (Continued)

The tax character of distributions paid for the year ended December 31, 2013, five months ended December 31, 2012, and fiscal year ended July 31, 2012 was as follows:

		Dynamic			Balanced
		Equity Fund			Allocation Fund
		Five Months			Five Months
	Year Ended	Ended	Year Ended	Year Ended	Ended	Year Ended
	December 31,	December 31,	July 31,	December 31,	December 31,	July 31,
	2013	2012	2012	2013	2012	2012
From ordinary income	$16,017	$—	$514,890	$2,117,770	$6,140,882	$607,351
From long-term capital gains	—	—	—	—	137,848	—
Total distributions	$16,017	$—	$514,890	$2,117,770	$6,278,730	$607,351

		Conservative			Growth
		Allocation Fund			Allocation Fund
		Five Months			Five Months
	Year Ended	Ended	Year Ended	Year Ended	Ended	Year Ended
	December 31,	December 31,	July 31,	December 31,	December 31,	July 31,
	2013	2012	2012	2013	2012	2012
From ordinary income	$1,271,196	$5,215,403	$589,089	$1,227,505	$1,600,296	$180,489
From long-term capital gains	—	—	—	498,325	462	—
Total distributions	$1,271,196	$5,215,403	$589,089	$1,725,830	$1,600,758	$180,489

		Moderate Growth
		Allocation Fund
		Five Months
	Year Ended	Ended	Year Ended
	December 31,	December 31,	July 31,
	2013	2012	2012
From ordinary income	$2,713,570	$3,961,419	$572,935
From long-term capital gains	—	1,675,414	—
Total distributions	$2,713,570	$5,636,833	$572,935

The following information is computed on a tax basis for each item as of December 31, 2013:

	Dynamic	Balanced	Conservative
	Equity Fund	Allocation Fund	Allocation Fund
Tax cost of portfolio investments	$70,754,886	$108,081,943	$62,096,269
Gross unrealized appreciation	9,801,260	12,098,216	3,567,839
Gross unrealized depreciation	(461,896)	(2,005,546)	(1,496,871)
Net unrealized appreciation (depreciation)	9,339,364	10,092,670	2,070,968
Net unrealized appreciation (depreciation) on written options and short sales	(1,264,205)	—	—
Accumulated capital and other losses	(140,077,305)	(36,805,789)	(2,543,454)
Undistributed ordinary income	423,004	12,326	4,479
Other temporary differences	(2,303)	—	—
Accumulated earnings (deficit)	$(131,581,445)	$(26,700,793)	$(468,007)

80

Notes to Financial Statements (Continued)

		Moderate
	Growth	Growth
	Allocation Fund	Allocation Fund
Tax cost of portfolio investments	$62,304,087	$133,344,456
Gross unrealized appreciation	10,810,384	19,946,602
Gross unrealized depreciation	(1,855,154)	(3,781,206)
Net unrealized appreciation (depreciation)	8,955,230	16,165,396
Accumulated capital and other losses	(39,399,051)	(35,780,435)
Undistributed ordinary income	10,678	11,411
Other temporary differences	—	39,467
Accumulated earnings (deficit)	$(30,433,143)	$(19,564,161)

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals.

As of December 31, 2013, the Funds had the following capital loss carryforwards for federal income tax purposes:

								No	No
	Short Term Expiring On							Expiration	Expiration
	2015	2016		2017		2018		Short Term*	Long Term*	Total
Dynamic Equity Fund	$30,908,342	$31,726,954		$77,442,009		$—		$—	$—	$140,077,305
Balanced Allocation Fund	—	7,630,450		24,373,973	**	4,801,366	**	—	—	36,805,789
Conservative Allocation Fund	—	—		2,520,133	**	23,321		—	—	2,543,454
Growth Allocation Fund	—	2,474,920	**	26,260,412	**	10,663,719	**	—	—	39,399,051
Moderate Growth Allocation Fund	—	—		26,652,778	**	9,127,657	**	—	—	35,780,435

* The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. The provisions of the Act were effective for the Funds’ fiscal year ended December 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers may be utilized. Under the Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law, where capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

**May be subject to limitation.

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended December 31, 2013, the following Funds utilized capital loss carryforwards:

Fund	Amount
Dynamic Equity Fund	$8,744,432
Balanced Allocation Fund	5,681,369
Conservative Allocation Fund	1,090,919
Growth Allocation Fund	5,082,875
Moderate Growth Allocation Fund	9,091,825

81

Notes to Financial Statements (Continued)

Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2013, the Funds did not elect to defer any losses.

The Funds have analyzed their tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2012 through 2013 and July 31, 2010 through 2012) and have concluded that no provision for income tax is required in their financial statements.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or NAV per share of the Funds and are designed to present the Funds’ capital accounts on a tax basis. The following reclassifications, which are primarily attributed to the reclassification of distributions received and reclassifications on short sales have been made to the following Funds for the year ended December 31, 2013:

		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
Fund	Capital	Income(Loss)	Gains(Losses)
Dynamic Equity Fund	$—	$201,046	$(201,046)
Balanced Allocation Fund	—	507,014	(507,014)
Conservative Allocation Fund	—	89,908	(89,908)
Growth Allocation Fund	—	685,180	(685,180)
Moderate Growth Allocation Fund	—	1,038,574	(1,038,574)

6. Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

7. Risk Associated with Concentration

Certain Funds invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Fund’s NAV and magnified effect on the total return.

8. Risks Associated with Credit

An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those portfolios that invest a significant amount of their assets in junk bonds or lower-rated securities.

9. Risks Associated with Interest Rate

As interest rates rise, the value of fixed-income securities the Funds owns will be likely to decrease. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed-income security that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that

82

Notes to Financial Statements (Continued)

will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal.

10. Risks Associated with Leverage

By investing the proceeds received from selling securities short, the Dynamic Equity Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long or short equity positions and may cause the Fund’s NAV to be more volatile than if the Fund had not used leverage. This could result in increased volatility of returns.

11. Fund Mergers

On February 10, 2012, the Shareholders of the Old Mutual Funds I (the “Reorganizing Funds”) approved an Agreement and Plan of Reorganization (the “Plan”) providing for the transfer of all assets and liabilities of each Reorganizing Fund to the corresponding Touchstone Fund as noted below. The tax-free mergers took place on April 13, 2012. The fiscal year end of the Reorganizing Funds was July 31. After the fiscal year end July 31, 2012, the Funds’ year end changed to December 31.

		Net	Shares
Reorganizing Funds*	Touchstone Funds	Assets	Outstanding
Old Mutual Analytic Fund	Dynamic Equity Fund	$56,128,406	5,182,646
Old Mutual Asset Allocation Balanced Portfolio	Balanced Allocation Fund	54,581,260	4,909,161
Old Mutual Asset Allocation Conservative Portfolio	Conservative Allocation Fund	35,536,596	3,274,555
Old Mutual Asset Allocation Growth Portfolio	Growth Allocation Fund	38,970,804	3,527,780
Old Mutual Asset Allocation Moderate Growth Portfolio	Moderate Growth Allocation Fund	68,462,430	6,232,923

*	Reorganizing Fund had Class Z Shares outstanding immediately prior to the reorganization, which were exchanged for Class Y Shares of the corresponding Touchstone Fund.

At the meeting held on March 13, 2012, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) providing for the transfer of all the assets and liabilities of the Fifth Third LifeModel Moderate Fund, Fifth Third LifeModel Conservative Fund, Fifth Third LifeModel Moderately Conservative Fund, Fifth Third LifeModel Aggressive Fund, and Fifth Third LifeModel Moderately Aggressive Fund (the “Acquired Funds”) to the corresponding Touchstone Funds shown below. The merger took place on September 10, 2012.

Acquired Funds	Touchstone Funds
Fifth Third LifeModel Moderate Fund	Balanced Allocation Fund
Fifth Third LifeModel Conservative Fund	Conservative Allocation Fund
Fifth Third LifeModel Moderately Conservative Fund	Conservative Allocation Fund
Fifth Third LifeModel Aggressive Fund	Growth Allocation Fund
Fifth Third LifeModel Moderately Aggressive Fund	Moderate Growth Allocation Fund

83

Notes to Financial Statements (Continued)

The following is a summary of shares outstanding, net assets, net assets value per share and unrealized appreciation (depreciation) immediately before and after the September 10, 2012 reorganization for the Allocation Funds.

				After
	Before Reorganization			Reorganization
	Fifth Third
	LifeModel		Touchstone	Touchstone
	Moderate		Balanced	Balanced
	Fund		Allocation Fund	Allocation Fund
Class A*
Shares	3,650,589	(A)	856,628	4,507,217
Net Assets	$41,600,137		$9,761,746	$51,361,883
Net Asset Value	$11.40	(A)	$11.40	$11.40

Class C
Shares	191,231	(B)	3,356,100	3,547,331
Net Assets	$2,174,823		$38,167,906	$40,342,729
Net Asset Value	$11.37	(B)	$11.37	$11.37
Class Y**
Shares	6,276,974	(C)	132,241	6,409,215
Net Assets	$71,649,327		$1,509,480	$73,158,807
Net Asset Value	$11.41	(C)	$11.41	$11.41
Institutional Class
Shares	—		2,683	2,683
Net Assets	$—		$30,489	$30,489
Net Asset Value	$—		$11.36	$11.36
Fund Total
Shares Outstanding	10,277,468		4,347,652	14,466,446
Net Assets	$115,424,287		$49,469,621	$164,893,908
Unrealized Appreciation (Depreciation)	$5,211,794		$3,570,090	$8,781,884

(A) Reflects a 0.9853:1 stock split on Class A Shares and a 0.9807:1 stock split on Class B Shares which occurred on the date of reorganization, September 10, 2012.

(B) Reflects a 0.9820:1 stock split which occurred on the date of reorganization, September 10, 2012.

(C) Reflects a 0.9845:1 stock split which occurred on the date of reorganization, September 10, 2012.

* The Acquired Fund had Class B Shares outstanding immediately prior to the reorganization, which were exchanged for Class A Shares of the corresponding Touchstone Fund.

** The Acquired Fund had Institutional Class Shares outstanding immediately prior to the reorganization, which were exchanged for Class Y Shares of the corresponding Touchstone Fund.

						After
	Before Reorganization					Reorganization
			Fifth Third
	Fifth Third		LifeModel		Touchstone	Touchstone
	LifeModel		Moderately		Conservative	Conservative
	Conservative		Conservative		Allocation	Allocation
	Fund		Fund		Fund	Fund
Class A*
Shares	912,961	(A)	1,457,284	(B)	778,704	3,148,949
Net Assets	$10,038,678		$16,023,820		$8,562,424	$34,624,922
Net Asset Value	$11.00	(A)	$11.00	(B)	$11.00	$11.00
Class C
Shares	72,314	(C)	89,383	(D)	1,541,709	1,703,406
Net Assets	$791,586		$978,429		$16,876,314	$18,646,329
Net Asset Value	$10.95	(C)	$10.95	(D)	$10.95	$10.95

84

Notes to Financial Statements (Continued)

						After
	Before Reorganization					Reorganization
			Fifth Third
	Fifth Third		LifeModel		Touchstone	Touchstone
	LifeModel		Moderately		Conservative	Conservative
	Conservative		Conservative		Allocation	Allocation
	Fund		Fund		Fund	Fund
Class Y**
Shares	1,658,986	(E)	1,806,406	(F)	198,245	3,663,637
Net Assets	$18,249,300		$19,870,935		$2,180,756	$40,300,991
Net Asset Value	$11.00	(E)	$11.00	(F)	$11.00	$11.00
Institutional Class
Shares	—		—		119,726	119,726
Net Assets	$—		$—		$1,318,057	$1,318,057
Net Asset Value	$—		$—		$11.01	$11.01
Fund Total
Shares Outstanding	2,869,464		3,603,186		2,638,384	8,635,718
Net Assets	$29,079,564		$36,873,184		$28,937,551	$94,890,299

(A) Reflects a 0.9206:1 stock split on Class A Shares and a 0.9190:1 stock split on Class B Shares which occurred on the date of reorganization, September 10, 2012.

(B) Reflects a 0.9301:1 stock split on Class A Shares and a 0.9270:1 stock split on Class B Shares which occurred on the date of reorganization, September 10, 2012.

(C) Reflects a 0.9235:1 stock split which occurred on the date of reorganization, September 10, 2012.

(D) Reflects a 0.9309:1 stock split which occurred on the date of reorganization, September 10, 2012.

(E) Reflects a 0.92200:1 stock split which occurred on the date of reorganization, September 10, 2012.

(F) Reflects a 0.9311:1 stock split which occurred on the date of reorganization, September 10, 2012.

* The Acquired Fund had Class B Shares outstanding immediately prior to the reorganization, which were exchanged for Class A Shares of the corresponding Touchstone Fund.

** The Acquired Fund had Institutional Class Shares outstanding immediately prior to the reorganization, which were exchanged for Class Y Shares of the corresponding Touchstone Fund.

				After
	Before Reorganization			Reorganization
	Fifth Third		Touchstone	Touchstone
	LifeModel		Growth	Growth
	Aggressive		Allocation	Allocation
	Fund		Fund	Fund
Class A*
Shares	1,982,555	(A)	905,293	2,887,848
Net Assets	$23,010,705		$10,507,403	$33,518,108
Net Asset Value	$11.61	(A)	$11.61	$11.61
Class C
Shares	86,836	(B)	2,187,151	2,273,987
Net Assets	$971,379		$24,466,210	$25,437,589
Net Asset Value	$11.19	(B)	$11.19	$11.19
Class Y**
Shares	2,547,823	(C)	73,550	2,621,373
Net Assets	$29,855,473		$861,864	$30,717,337
Net Asset Value	$11.72	(C)	$11.72	$11.72
Institutional Class
Shares	—		1,267	1,267
Net Assets	$—		$13,568	$13,568
Net Asset Value	$—		$10.71	$10.71

85

Notes to Financial Statements (Continued)

			After
	Before Reorganization		Reorganization
	Fifth Third	Touchstone	Touchstone
	LifeModel	Growth	Growth
	Aggressive	Allocation	Allocation
	Fund	Fund	Fund
Fund Total
Shares Outstanding	4,576,737	3,167,261	7,784,475
Net Assets	$53,837,557	$35,849,045	$89,686,602
Unrealized Appreciation (Depreciation)	$3,817,238	$3,056,427	$6,873,665

(A) Reflects a 1.0117:1 reverse stock split on Class A Shares and a 0.9675:1 stock split on Class B Shares which occurred on the date of reorganization, September 10, 2012.

(B) Reflects a 1.0019:1 reverse stock split which occurred on the date of reorganization, September 10, 2012.

(C) Reflects a 1.010:1 reverse stock split which occurred on the date of reorganization, September 10, 2012.

* The Acquired Fund had Class B Shares outstanding immediately prior to the reorganization, which were exchanged for Class A Shares of the corresponding Touchstone Fund.

** The Acquired Fund had Institutional Class Shares outstanding immediately prior to the reorganization, which were exchanged for Class Y Shares of the corresponding Touchstone Fund.

				After
	Before Reorganization			Reorganization
	Fifth Third		Touchstone	Touchstone
	LifeModel		Moderate	Moderate
	Moderately		Growth	Growth
	Aggressive		Allocation	Allocation
	Fund		Fund	Fund
Class A*
Shares	5,396,673	(A)	1,340,687	6,737,360
Net Assets	$61,461,849		$15,268,777	$76,730,626
Net Asset Value	$11.39	(A)	$11.39	$11.39
Class C
Shares	221,281	(B)	4,305,668	4,526,949
Net Assets	$2,482,569		$48,305,735	$50,788,304
Net Asset Value	$11.22	(B)	$11.22	$11.22
Class Y**
Shares	4,909,444	(C)	78,182	4,987,626
Net Assets	$56,310,746		$896,739	$57,207,485
Net Asset Value	$11.47	(C)	$11.47	$11.47
Institutional Class
Shares	—		738	738
Net Assets	$—		$8,431	$8,431
Net Asset Value	$—		$11.42	$11.42
Fund Total
Shares Outstanding	10,118,280		5,725,275	16,252,673
Net Assets	$120,255,164		$64,479,682	$184,734,846
Unrealized Appreciation (Depreciation)	$13,091,873		$5,016,633	$18,108,506

(A) Reflects a 1.0437:1 reverse stock split on Class A Shares and a 1.0329:1 reverse stock split on Class B Shares which occurred on the date of reorganization, September 10, 2012.

(B) Reflects a 1.0475:1 reverse stock split which occurred on the date of reorganization, September 10, 2012.

(C) Reflects a 1.0378:1 reverse stock split which occurred on the date of reorganization, September 10, 2012.

* The Acquired Fund had Class B Shares outstanding immediately prior to the reorganization, which were exchanged for Class A Shares of the corresponding Touchstone Fund.

** The Acquired Fund had Institutional Class Shares outstanding immediately prior to the reorganization, which were exchanged for Class Y Shares of the corresponding Touchstone Fund.

86

Notes to Financial Statements (Continued)

Assuming these September 10, 2012 reorganizations had been completed on August 1, 2012, the Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Growth Allocation Fund results of operations for the five months ended December 31, 2012, would have been as follows:

				Touchstone
	Touchstone	Touchstone	Touchstone	Moderate
	Balanced	Conservative	Growth	Growth
	Allocation	Allocation	Allocation	Allocation
(Unaudited)	Fund	Fund	Fund	Fund
Net investment income	$2,451,480	$1,210,897	$1,323,552	$2,716,948
Net realized and unrealized gain (loss) on investments	11,632,977	5,230,795	10,153,370	22,183,410
Net increase (decrease) in asset from operations	14,084,457	6,441,692	11,476,922	24,900,358

Because the combined investment portfolios have been managed as single portfolios since the reorganizations were completed, it is not practical to separate the amounts of revenue and earnings to the Acquiring Funds that have been included in their statements of operations since the reorganizations.

12. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events that necessitated recognition or disclosure on the Funds’ financial statements.

87

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Touchstone Dynamic Equity Fund, Touchstone Balanced Allocation Fund, Touchstone Conservative Allocation Fund, Touchstone Growth Allocation Fund, and Touchstone Moderate Growth Allocation Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Dynamic Equity Fund, Touchstone Balanced Allocation Fund, Touchstone Conservative Allocation Fund, Touchstone Growth Allocation Fund, and Touchstone Moderate Growth Allocation Fund (the “Funds”) (five of the funds constituting the Touchstone Strategic Trust), as of December 31, 2013, and the related statements of operations and statement of cash flows for Touchstone Dynamic Equity Fund for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended July 31, 2012 and the financial highlights for the year then ended and prior indicated therein of the Funds were audited by other auditors whose report dated September 21, 2012, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Touchstone Dynamic Equity Fund, Touchstone Balanced Allocation Fund, Touchstone Conservative Allocation Fund, Touchstone Growth Allocation Fund, and Touchstone Moderate Growth Allocation Fund (five of the funds constituting the Touchstone Strategic Trust) at December 31, 2013, the results of their operations and cash flows for Touchstone Dynamic Equity Fund for the year then ended, and the changes in their net assets and the financial highlights for each of the two years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio

February 21, 2014

88

Other Items (Unaudited)

Qualified Dividend Income

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended December 31, 2013 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates. The Funds intend to pass through the maximum allowable percentage for 1099s.

Dynamic Equity Fund	100.00%
Balanced Allocation Fund	40.83%
Conservative Allocation Fund	22.58%
Growth Allocation Fund	64.95%
Moderate Growth Allocation Fund	48.95%

Dividend Received Deduction

For corporate shareholders, the following ordinary distributions paid during the current fiscal year ended December 31, 2013 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage for 1099s.

Dynamic Equity Fund	100.00%
Balanced Allocation Fund	24.82%
Conservative Allocation Fund	16.05%
Growth Allocation Fund	33.61%
Moderate Growth Allocation Fund	28.65%

Foreign Tax Income & Foreign Tax Credit

Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Growth Allocation Fund intend to pass through a foreign tax credit to their respective shareholders. For the fiscal year ended December 31, 2013, the total amount of foreign source income is $320,728 or $0.03, $66,142 or $0.01 per share, $359,351 or $0.07 per share and $535,198 or $0.05 per share, respectively. The total amount of foreign taxes to be paid is $26,854 or $0.003 per share, $4,980 or $0.001 per share, $31,801 or $0.006 per share and $48,648 or $0.004 per share, respectively. Shareholders’ allocable share of the foreign tax credit will be reported on Form 1099 Div.

Proxy Voting Guidelines

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at www.touchstoneinvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website www.sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30 is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at www.sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; (iii) will be made available to shareholders upon request by calling 1.800.543.0407; or (iv) can be obtained on the Touchstone website at www.touchstoneinvestments.com. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

89

Other Items (Unaudited) (Continued)

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, (July 1, 2013 through December 31, 2013).

Actual Expenses

The first line for each share class of a Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2013” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of a Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line for each share class of a Fund in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		December 31,	July 1,	December 31,	December 31,
		2013	2013	2013	2013*
Touchstone Dynamic Equity Fund
Class A	Actual	2.53%	$1,000.00	$1,077.90	$13.25	**
Class A	Hypothetical	2.53%	$1,000.00	$1,012.45	$12.83

Class C	Actual	3.28%	$1,000.00	$1,073.90	$17.15	**
Class C	Hypothetical	3.28%	$1,000.00	$1,008.67	$16.61

Class Y	Actual	2.28%	$1,000.00	$1,079.50	$11.95	**
Class Y	Hypothetical	2.28%	$1,000.00	$1,013.71	$11.57

Institutional Class	Actual	2.23%	$1,000.00	$1,079.50	$11.69	**
Institutional Class	Hypothetical	2.23%	$1,000.00	$1,013.96	$11.32

90

Other Items (Unaudited) (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		December 31,	July 1,	December 31,	December 31,
		2013	2013	2013	2013*
Touchstone Balanced Allocation Fund***
Class A	Actual	0.38%	$1,000.00	$1,087.40	$2.00
Class A	Hypothetical	0.38%	$1,000.00	$1,023.29	$1.94

Class C	Actual	1.13%	$1,000.00	$1,083.40	$5.93
Class C	Hypothetical	1.13%	$1,000.00	$1,019.51	$5.75

Class Y	Actual	0.13%	$1,000.00	$1,088.60	$0.68
Class Y	Hypothetical	0.13%	$1,000.00	$1,024.55	$0.66

Institutional Class	Actual	0.13%	$1,000.00	$1,088.10	$0.68
Institutional Class	Hypothetical	0.13%	$1,000.00	$1,024.55	$0.66

Touchstone Conservative Allocation Fund***
Class A	Actual	0.38%	$1,000.00	$1,043.90	$1.96
Class A	Hypothetical	0.38%	$1,000.00	$1,023.29	$1.94

Class C	Actual	1.13%	$1,000.00	$1,041.00	$5.81
Class C	Hypothetical	1.13%	$1,000.00	$1,019.51	$5.75

Class Y	Actual	0.13%	$1,000.00	$1,045.20	$0.67
Class Y	Hypothetical	0.13%	$1,000.00	$1,024.55	$0.66

Institutional Class	Actual	0.13%	$1,000.00	$1,046.10	$0.67
Institutional Class	Hypothetical	0.13%	$1,000.00	$1,024.55	$0.66

Touchstone Growth Allocation Fund***
Class A	Actual	0.38%	$1,000.00	$1,132.60	$2.04
Class A	Hypothetical	0.38%	$1,000.00	$1,023.29	$1.94

Class C	Actual	1.13%	$1,000.00	$1,129.00	$6.06
Class C	Hypothetical	1.13%	$1,000.00	$1,019.51	$5.75

Class Y	Actual	0.13%	$1,000.00	$1,134.30	$0.70
Class Y	Hypothetical	0.13%	$1,000.00	$1,024.55	$0.66

Institutional Class	Actual	0.14%	$1,000.00	$1,135.30	$0.75
Institutional Class	Hypothetical	0.14%	$1,000.00	$1,024.50	$0.71

91

Other Items (Unaudited) (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		December 31,	July 1,	December 31,	December 31,
		2013	2013	2013	2013*
Touchstone Moderate Growth Allocation Fund***
Class A	Actual	0.38%	$1,000.00	$1,111.60	$2.02
Class A	Hypothetical	0.38%	$1,000.00	$1,023.29	$1.94

Class C	Actual	1.13%	$1,000.00	$1,107.50	$6.00
Class C	Hypothetical	1.13%	$1,000.00	$1,019.51	$5.75

Class Y	Actual	0.13%	$1,000.00	$1,113.00	$0.69
Class Y	Hypothetical	0.13%	$1,000.00	$1,024.55	$0.66

Institutional Class	Actual	0.14%	$1,000.00	$1,112.70	$0.75
Institutional Class	Hypothetical	0.14%	$1,000.00	$1,024.50	$0.71

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).
**	Excluding interest and dividend expenses on securities sold short, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $8.12, $12.02, $6.81 and $6.55, respectively.
***	The annualized expense ratios for the Allocation Funds do not include fees and expenses of the Underlying Funds in which the Allocation Funds invest.

Advisory and Sub-Advisory Agreement Approval Disclosure

At a meeting held on November 21, 2013, the Board of Trustees (the “Board” or “Trustees”) of the Touchstone Strategic Trust (the “Trust”), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to each Fund of the Trust, and the continuance of the Sub-Advisory Agreement between the Advisor and each Fund’s respective Sub-Advisor, with the exception of the Sub-Advisory Agreement relating to Touchstone Dynamic Equity Fund, which was not up for renewal because it had been approved in November 2012 for an initial two-year period.

In determining whether to approve the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreement, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Investment Advisory Agreement and the Sub-Advisory Agreement was in the best interests of the respective Funds and their shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Advisor’s and its affiliates’ revenues and costs of providing services to the Funds; and (4) information about the Advisor’s and Sub-Advisor’s personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Sub-Advisory Agreement with management and experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and the Sub-Advisory Agreement with independent legal counsel in private sessions at which no representatives of management were present.

In approving the Funds’ Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing such services; (2) the Advisor’s compensation and profitability; (3) a comparison of fees and performance with other

92

Other Items (Unaudited) (Continued)

advisers; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor’s compliance policies and procedures. The quality of administrative and other services, including the Advisor’s role in coordinating the activities of the Funds’ other service providers, was also considered. The Board also considered the Advisor’s relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest.

The Board discussed the Advisor’s effectiveness in monitoring the performance of each Sub- Advisor, and the Advisor’s timeliness in responding to performance issues. The Board considered the Advisor’s process for monitoring each of the Sub-Advisors, which includes an examination of both qualitative and quantitative elements of the Sub-Advisor’s organization, personnel, procedures, investment discipline, infrastructure and performance. The Board considered that the Advisor conducts regular on-site compliance visits with each Sub-Advisor, during which the Advisor examines a wide variety of factors, such as the financial condition of the Sub-Advisor, the quality of the Sub-Advisor’s systems, the effectiveness of the Sub- Advisor’s disaster recovery programs, trade allocation and execution procedures, compliance with the Sub-Advisor’s policies and procedures, results of regulatory examinations and any other factors that might affect the quality of services that the Sub-Advisor provides to the applicable Funds. The Board noted that the Advisor’s compliance monitoring processes also include quarterly reviews of compliance reports, and that any issues arising from such reports and the Advisor’s compliance visits to the Sub-Advisors are reported to the Board.

The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

Advisor’s Compensation and Profitability. The Board took into consideration the financial condition and profitability of the Advisor and its affiliates and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor’s relationship with the Funds. The information considered by the Board included operating profit margin information for the Advisor’s business as a whole. The Board noted that the Advisor had waived a portion of advisory fees and administrative fees and/or reimbursed expenses in order to limit the Funds’ net operating expenses. The Board also noted that the Advisor pays the Sub-Advisors’ sub-advisory fees out of the advisory fees the Advisor receives from the Funds. The Board reviewed the profitability of the Advisor’s relationship with the Funds both before and after tax expenses, and also considered whether the Advisor has the financial wherewithal to continue to provide services to the Funds, noting the ongoing commitment of the Advisor’s parent company with respect to providing support and resources as needed. The Board considered that the Funds’ distributor, an affiliate of the Advisor, receives Rule 12b-1 distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that the Advisor derives benefits to its reputation and other benefits from its association with the Funds.

The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor. Based upon their review, the Trustees concluded that the Advisor’s and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund’s respective peer group. The Board also considered, among other data, the Funds’ respective

93

Other Items (Unaudited) (Continued)

performance results during the six-month, twelve-month and thirty-six-month periods ended June 30, 2013 and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board also took into account current market conditions and their effect on the Funds’ performance.

The Board also considered the effect of each Fund’s growth and size on its performance and expenses. The Board noted that the Advisor had waived portions of the fees and/or reimbursed expenses of the Funds in order to reduce the Funds’ respective operating expenses to targeted levels. The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to each Fund were paid by the Advisor out of the advisory fees it receives from the Fund and considered the impact of such sub-advisory fees on the profitability of the Advisor. In reviewing the respective expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided to the Funds by the Advisor and its affiliates.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:

Touchstone Dynamic Equity Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Fund’s performance for the six- and twelve-month periods ended June 30, 2013 was in the 2nd quintile of its peer group. The Fund’s performance for the thirty-six month period ended June 30, 2013 was in the 1st quintile of its peer group. Based upon their review, the Trustees concluded that the Fund’s performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Conservative Allocation Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median and below the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Fund’s performance for the six-month period ended June 30, 2013 was in the 3rd quintile of its peer group. The Fund’s performance for the twelve- and thirty- six-month periods ended June 30, 2013 was in the 4th quintile of its peer group. The Board noted management’s explanation for the Fund’s underperformance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Balanced Allocation Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median and below the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Fund’s performance for the six-, twelve- and thirty-six-month periods ended June 30, 2013 was in the 4th quintile of its peer group. The Board noted management’s explanation for the Fund’s underperformance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Moderate Growth Allocation Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median and below the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Fund’s performance for the six- and twelve-month periods ended June 30, 2013 was in the 4th quintile of its peer group. The Fund’s performance for the thirty-six-month period ended June 30, 2013 was in the 3rd quintile of its peer group. The Board noted management’s explanation for the Fund’s underperformance. Based upon their review,

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Other Items (Unaudited) (Continued)

the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Growth Allocation Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Board took into account management’s discussion of the Fund’s expenses, including the impact that the relatively small size of the Fund has upon expenses. The Fund’s performance for the six-, twelve- and thirty-six-month periods ended June 30, 2013 was in the 5th quintile of its peer group. The Board noted management’s explanation for the Fund’s underperformance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Board took into account management’s discussion of the Fund’s expenses, including the impact that the relatively small size of the Fund has upon expenses. The Fund’s performance for the six-, twelve- and thirty-six-month periods ended June 30, 2013 was in the 5th quintile of its peer group. The Board noted management’s explanation for the Fund’s underperformance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Economies of Scale. The Board considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board considered the effective advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increase. The Board noted that the advisory fee schedules for the Funds contain breakpoints that would reduce the respective advisory fee rate on assets above specified levels as the respective Fund’s assets increased. The Board also noted that if a Fund’s assets increase over time, the Fund also might realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Advisor by a Fund was reduced by the total sub-advisory fee paid by the Advisor to the Fund’s Sub-Advisor.

Conclusion. In considering the renewal of the Funds’ Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds’ Investment Advisory Agreement with the Advisor, among others: (a) the Advisor demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; and (d) each Fund’s advisory fee is reasonable in light of the services received by the Fund from the Advisor and the other factors considered. Based on their conclusions, the Trustees determined with respect to each Fund that continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

In approving the applicable Funds’ Sub-Advisory Agreement, the Board considered various factors with respect to each Fund and the Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing such services; (2) the Sub-Advisor’s compensation; (3) a comparison of the sub-advisory fee and performance with other advisers; and (4) the terms of the Sub-Advisory

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Other Items (Unaudited) (Continued)

Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services provided by the Sub-Advisor, including information presented periodically throughout the previous year. The Board noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Advisor to discuss their performance and investment processes and strategies. The Board considered the Sub-Advisor’s level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Board also noted the Sub-Advisor’s brokerage practices.

Sub-Advisor’s Compensation, Profitability and Economies of Scale. The Board also took into consideration the financial condition of the Sub-Advisor and any indirect benefits derived by the Sub-Advisor and its affiliates from the Sub-Advisor’s relationship with the Funds. In considering the profitability to the Sub-Advisor of its relationship with the Funds, the Board noted the undertaking of the Advisor to maintain expense limitations for the Funds and also noted that the sub-advisory fees under the Sub-Advisory Agreement were paid by the Advisor out of the advisory fees that it receives under the Investment Advisory Agreement and are negotiated at rm’s-length. As a consequence, the profitability to the Sub-Advisor of its relationship with a Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Sub-Advisor’s management of the Funds to be a substantial factor in its consideration, although the Board noted that the sub-advisory fee schedule for each Fund contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels if the Fund’s assets increased.

Sub-Advisory Fees and Fund Performance. The Board considered that each Fund pays an advisory fee to the Advisor and that the Advisor pays a sub-advisory fee to the Sub-Advisor out of the advisory fees it receives from the respective Funds. The Board considered the amount retained by the Advisor and the sub-advisory fees paid to the Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board also noted that the Advisor negotiated the sub-advisory fee with the Sub-Advisor at arm’s-length. The Board reviewed the sub-advisory fee for each Fund in relation to various comparative data, including the median and average sub-advisory fees of each Fund’s peer group, and considered the following information:

Touchstone Conservative Allocation Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Balanced Allocation Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Moderate Growth Allocation Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Growth Allocation Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

As noted above, the Board considered each Fund’s performance during the six-month, twelve- month and thirty-six-month periods ended June 30, 2013 as compared to each Fund’s peer group and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board also noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk- adjusted performance of the Sub-Advisor. The Board also was mindful of the Advisor’s

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Other Items (Unaudited) (Continued)

ongoing monitoring of the Sub-Advisor’s performance and the measures undertaken by the Advisor to address any underperformance.

Conclusion. In considering the renewal of the Sub-Advisory Agreement with respect to each applicable Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding the Sub-Advisory Agreement with respect to each Fund, among others: (a) the Sub-Advisor is qualified to manage each Fund’s assets in accordance with the Fund’s investment goals and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; (d) each Fund’s sub-advisory fee is reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered; and (e) the Sub-Advisor’s investment strategies are appropriate for pursuing the investment goals of each Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to each applicable Fund was in the best interests of the Fund and its shareholders.

97

Management of the Trust (Unaudited)

Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at www.touchstoneinvestments.com.

Interested Trustees1:

				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office[2] And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[3]	Held During the Past 5 Years[4]
Jill T. McGruder Touchstone Advisors, Inc 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company) from 1999 to the present.	49	Director of LaRosa’s, Inc. (a restaurant chain) from 1999 to the present, IFS Financial Services, Inc. (a holding company) from 1999 to the present, Integrity and National Integrity Life Insurance Co. from 2005 to the present, Touchstone Securities (the Trust’s distributor) from 1999 to the present, Touchstone Advisors (the Trust’s investment advisor and administrator) from 1999 to the present, W&S Brokerage Services ( a brokerage company) from 1999 to the present and W&S Financial Group Distributors (a distribution company) from 1999 to the present.

Independent Trustees:
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	49	Director of Cincinnati Bell (a communications company) from 1994 to the present, Bethesda Inc. (a hospital) from 2005 to the present, Timken Co. (a manufacturing company) from 2004 to the present and Diebold, Inc. (a technology solutions company) from 2004 to the present.

William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Senior Vice President (from 2003 to the present) and Chief Financial Officer (from 1995 to the present) of Cintas Corporation (a business services company).	49	None.

Susan J. Hickenlooper, CFA c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Financial Analyst for Impact 100 (Charitable Organization) from 2012 to present.	49	Trustee of Gateway Trust (a mutual fund) from 2006-2009, Cincinnati Parks Foundation (a charitable organization) from 2000 to present and Trustee of Episcopal Retirement Homes Foundation from 1998-2011.

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Management of the Trust (Unaudited) (Continued)

Independent Trustees (Continued):

				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office[2] And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[3]	Held During the Past 5 Years[4]
Kevin A. Robie[5] c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a multinational holding company) from 2004 to the present.	49	Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to the present, Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to present, Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to the present and Director of Interventional Imaging, Inc. (a medical device company) from 2004 to 2011.

Edward J. VonderBrink[5] c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1944	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to the present.	49	Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to the present and Mercy Health Foundation from 2007 to the present.

[1]	Ms. McGruder, as a director of the Advisor and the Trust's Distributor, and an officer of affiliates of the Advisor and the Trust's Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
[2]	Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.
[3]	As of December 31, 2013, the Touchstone Fund Complex consisted of 18 Series of the Trust, 3 series of Touchstone Tax-Free Trust ,13 series of Touchstone Funds Group Trust, 4 series of Touchstone Investment Trust, 1 series of Touchstone Institutional Funds Trust and 10 variable annuity series of Touchstone Variable Series Trust.
[4]	Each Trustee is also a Trustee of Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust, and Touchstone Tax-Free Trust.
[5]	Mr. Robie and Mr. VonderBrink were elected to the Board of Trustees at a shareholder meeting held on August 2, 2013.

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Management of the Trust (Unaudited) (Continued)

The following is a list of the Officers of the Trusts, the length of time served and principal occupations for the past five years.

Principal Officers:
Term of
Name	Position(s)	Office And
Address	Held with	Length of	Principal Occupation(s)
Age	Trust[3]	Time Served	During the Past 5 Years
Jill T. McGruder[1] Year of Birth: 1955	President and Trustee	Until resignation, removal or disqualification President since 2006	See biography above.

Steven M. Graziano[1] Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.

Timothy D. Paulin[1] Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.; Director of Product Design of Klein Decisions, Inc. 2003-2010.

Timothy S. Stearns[1] Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since September 2013	Senior Vice President and Chief Compliance and Ethics Officer of Envestnet Asset Management, Inc. (2009 to 2013) and Chief Compliance Officer, Americas of Franklin Templeton Investments (1997 to 2009).

Terrie A. Wiedenheft[1] Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).

Elizabeth R. Freeman[2] Year of Birth: 1962	Secretary	Until resignation, removal or disqualification Secretary since 2011	Managing Director and Senior Counsel at BNY Mellon Investment Servicing (US) Inc.

[1]	The address of Touchstone Advisors, Inc. is 303 Broadway, Suite 1100, Cincinnati, OH 45202.
[2]	The address of BNY Mellon Investment Servicing (US) Inc. is 201 Washington Street, Boston, MA 02108.
[3]	Each officer also holds the same office with Touchstone Funds Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust, and Touchstone Tax-Free Trust.

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PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.* and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

103

Touchstone Investments

Distributor

Touchstone Securities, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203 800.638.8194

www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Shareholder Service

800.543.0407

* A Member of Western & Southern Financial Group

TSF-54CC-TST-AR-1312

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. William Gale is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $65,000 for 2013 and $85,680 for 2012.

Audit-Related Fees

(b)	Audit related fees totaled $0 for 2013 and $0 for 2012, respectively.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $27,000 for 2013 and $25,000 for 2012. Fees relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $7,007 for 2013 and $0 for 2012, respectively. The fees related to the PFIC Analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Strategic Trust (December Funds) and certain entities*, for each of the last two fiscal years of the registrant was $34,007 for 2013 and $25,000 for 2012.

* These include the advisors (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds)

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Touchstone Strategic Trust

By (Signature and Title)*    /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date 02/28/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date 02/28/14

By (Signature and Title)*    /s/ Terrie A. Wiedenheft

Terrie A. Wiedenheft, Controller and Treasurer

(principal financial officer)

Date 02/28/14

* Print the name and title of each signing officer under his or her signature.